UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

PERSPECTIVE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April [*], 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders, and any adjournment, postponement or other delay thereof (the “Annual Meeting”), of Perspective Therapeutics, Inc., a Delaware corporation (“Perspective,” “Company,” “we” or “us”), which will be held at 2401 Elliott Avenue, Suite 320, Seattle, WA 98121 at 9:00 a.m. Pacific Time on Friday, May 31, 2024, for the following purposes:

1.
To elect five directors to the Company’s board of directors (the “Election Proposal”);
2.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio of 1:10 (the “Reverse Stock Split”), with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion (the “Reverse Stock Split Proposal”);
3.
To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);
4.
To approve the Company’s Third Amended and Restated 2020 Equity Incentive Plan (the “Plan”) (the “Equity Incentive Plan Proposal”); and
5.
To conduct any other business properly brought before the Annual Meeting.

The Board unanimously recommends that you vote “FOR ALL” on the Election Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Equity Incentive Plan Proposal.

The enclosed Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being mailed on or about April [*], 2024, to stockholders of record on April 5, 2024.

The Company’s principal executive office is 2401 Elliott Avenue, Suite 320, Seattle, WA 98121.

As we have done in the past, this year, in accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares of our common stock as soon as possible. You may vote prior to the Annual Meeting via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting. If you hold your shares of our common stock in “street name” through a broker, bank or other nominee, you should instruct your broker, bank or other nominee how to vote your shares of our common stock in accordance with the voting instruction form that you will receive from your broker, bank or other nominee.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a proxy card and a voting instruction form by mail, that you complete, sign and date the proxy card or voting information form and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

i

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-served basis. Stockholders holding shares of our common stock in “street name” through a broker, bank or other nominee will need to obtain a legal proxy from their broker, bank or other nominee in order to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

[*]

Johan (Thijs) Spoor

Chief Executive Officer

Perspective Therapeutics Inc.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

PERSPECTIVE THERAPEUTICS, INC.

NOTICE OF 2024 ANNUAL MEETING

OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. Pacific Time, on Friday, May 31, 2024

PLACE	2401 Elliott Avenue, Suite 320, Seattle, WA 98121

ITEMS OF BUSINESS

1.
To consider and vote on a proposal to elect five directors of Perspective Therapeutics Inc., a Delaware corporation (“Perspective” or the “Company”) to hold office until the Company’s 2025 Annual Meeting of Stockholders and until his or her successor has been elected and qualified (the “Election Proposal”).
2.
To consider and vote on a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio of 1:10 (the “Reverse Stock Split”), with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion (the “Reverse Stock Split Proposal”).
3.
To consider and vote on a proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”).
4.
To consider and vote on a proposal to approve the Company’s Third Amended and Restated 2020 Equity Incentive Plan (the “Equity Incentive Plan Proposal”).
5.
To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

RECOMMENDATIONS

The Board of Directors recommends that you vote “FOR ALL” for the election of each nominee for the Board of Directors in Proposal 1 and “FOR” Proposals 2, 3 and 4.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE

You may vote at the Annual Meeting if you were a stockholder of record of our common stock at the close of business on April 5, 2024. If your shares are held through a broker, bank or other nominee, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares of our common stock, please refer to the instructions in the accompanying Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 2 of the accompanying Proxy Statement.

ADMISSION

Space limitations make it necessary to limit attendance at the Annual Meeting to stockholders. If your shares of our common stock are held through a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a legal proxy from that organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors,

[*]

Mark Austin
Secretary

This Notice of Annual Meeting, Proxy Statement, and accompanying proxy card are being mailed on or about April [*], 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2024:

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our 2024 Annual Meeting materials, which include the accompanying Proxy Statement, a form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Report on Form 10-K”), over the Internet in lieu of mailing printed copies at www.proxyvote.com. We will begin mailing a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders on or about April [*], 2024. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

v

PERSPECTIVE THERAPEUTICS, INC.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

PROXY STATEMENT

Annual Meeting of Stockholders

May 31, 2024

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Perspective Therapeutics, Inc., a Delaware corporation (“Perspective,” the “Company,” “we” or “us”), of proxies to be voted at the Annual Meeting of Stockholders to be held at 2401 Elliott Avenue, Suite 320, Seattle, WA 98121 at 9:00 a.m. Pacific Time on Friday, May 31, 2024 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials will be mailed on or about April [*], 2024, to stockholders entitled to vote at the Annual Meeting. This proxy is solicited on behalf of the Board.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers address briefly some questions you may have regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement.

Why am I receiving these materials?

You are receiving this Proxy Statement from us because you were the stockholder of record or beneficial owner of shares of our common stock at the close of business on the record date of April 5, 2024, (the “Record Date”) for the Annual Meeting. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement and our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 28, 2024 (“Annual Report on Form 10-K”), which includes information that you may find useful in determining how to vote.

At the Annual Meeting, stockholders will be asked to consider and cast a vote on four proposals described in the Notice of Annual Meeting: the Election Proposal, the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Equity Incentive Plan Proposal. The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in their discretion on such matters.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to attend and to vote at the Annual Meeting. If your shares are held through a broker, bank or other nominee, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares of common stock are outstanding?

On the Record Date, 586,915,977 shares of our common stock were issued and outstanding. Each share of our common stock outstanding on the Record Date is entitled to one vote on each item brought before the stockholders at the Annual Meeting.

How many shares of common stock must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of a majority of the voting power of all outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting.

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares of common stock as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the stockholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials (the “Notice”) also contains instructions on how you can request a printed copy of the Annual Meeting materials. As the stockholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Annual Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of those shares and they are considered to be held in “street name” for your account. That organization will send you separate instruction describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Annual Meeting, but only after you obtain and present a legal proxy from your broker, bank or other nominee confirming your beneficial ownership of the shares as of the record date giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions regarding items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Johan (Thijs) Spoor and Jonathan Hunt, and each of them individually, as your representatives at the meeting. Johan (Thijs) Spoor and Jonathan Hunt will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, please complete, sign and return the enclosed proxy card in advance of the meeting in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If you just sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee will only be able to vote your shares with respect to the routine matters of (i) the Reverse Stock Split Proposal and (ii) the Auditor Ratification Proposal. Please see “What is a broker non-vote?” below.

What proposals will be voted on at the Annual Meeting?

Four proposals are scheduled to be voted on at the Annual Meeting. The proposals are:

•
Proposal No. 1 (the Election Proposal): A proposal to elect five directors to hold office until the Company’s 2025 Annual Meeting of Stockholders and until his or her successor has been elected and qualified (the “Election Proposal”).
•
Proposal No. 2 (the Reverse Stock Split Proposal): A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio of 1:10 (the “Reverse Stock Split”), with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors (the “Board”) in its sole discretion (the “Reverse Stock Split Proposal”).
•
Proposal No. 3 (the Auditor Ratification Proposal): A proposal to ratify the appointment by the Audit Committee of the Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”).
•
Proposal No. 4 (the Equity Incentive Plan Proposal): A proposal to approve the Company’s Third Amended and Restated 2020 Equity Incentive Plan (the “Plan”) (the “Equity Incentive Plan Proposal”).

What happens if additional matters are presented at the Annual Meeting?

The only items of business that our Board intends to present at the Annual Meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting.

How can I attend the Annual Meeting?

Whether you hold shares in your name as the stockholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Annual Meeting. Please also note that if you are a “street name” holder, you will need to obtain a legal proxy from your broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date giving you the right to vote your shares at the Annual Meeting, a copy of the voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership for admittance to the Annual Meeting. The Annual Meeting will begin promptly 2401 Elliott Avenue, Suite 320, Seattle, WA 98121 at 9:00 a.m. Pacific Time. Check-in will begin at 8:30 a.m. Pacific Time. However, if you are a “street name” holder, you may not vote at the Annual Meeting unless you have obtained a legal proxy from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet, telephone or sign and date the enclosed proxy card or voting instruction form and return it promptly to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction form to your broker, bank or other nominee, or (ii) if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What is a “broker non-vote”?

A broker, bank or other nominee holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. Proposal 1, the Election Proposal, and Proposal 4, the Equity Incentive Plan Proposal, are non-discretionary proposals. Proposal 2, the Reverse Stock Split Proposal, and Proposal 3, the Auditor Ratification Proposal, are discretionary proposals. If your broker, bank or other nominee does not vote your shares at the Annual Meeting on a matter, it gives rise to what is called a “broker non-vote.”

How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” will be considered in determining whether a quorum exists at the Annual Meeting.

In summary, if you do not complete a voting instruction form, your broker, bank or other nominee may either:

•
vote your shares on discretionary matters (Proposals 2 and 3) and cast a “broker non-vote” on non-discretionary matters (Proposals 1 and 4); or
•
leave your shares unvoted altogether.

We encourage you to provide instructions to your broker, bank or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

How many votes are required to approve the proposals?

Proposal 1

You may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1 (the Election Proposal). The vote with respect to the election of directors (Proposal 1) is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. As a result, assuming a quorum is present, the failure to vote, a withheld vote or a broker non-vote will have no effect on the election of directors. The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.

Proposal 2

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2 (the Reverse Stock Split Proposal). The vote required to approve Proposal 2 is governed by Delaware law and the Company’s bylaws and requires that the votes cast for the Reverse Stock Split Proposal exceed the votes cast against the Reverse Stock Split Proposal. Broker non-votes will not occur in connection with Proposal 2 because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on Proposal 2 under stock exchange rules without specific instructions from the beneficial owners of such shares. Abstentions will have no effect on the outcome of Proposal 2.

Proposal 3

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3 (the Auditor Ratification Proposal). The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will be considered in determining whether a quorum is present. Broker non-votes will not occur in connection with Proposal 3 because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on Proposal 3 under stock exchange rules without specific instructions from the beneficial owners of such shares. Abstentions will have the same effect as voting against Proposal 3.

Because your vote on Proposal 3 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

Proposal 4

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 4 (the Equity Incentive Plan Proposal). The vote required to approve Proposal 4 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will be considered in determining whether a quorum is present. Broker non-votes will have no effect on Proposal 4. Abstentions will have the same effect as voting against Proposal 4.

If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR ALL” director nominees in Proposal 1, and “FOR” Proposals 2, 3, and 4.

What happens if the Annual Meeting is adjourned?

If the Annual Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Annual Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 30 days, in which case a notice of the time and location will be given to each stockholder of record entitled to vote at the Annual Meeting. Any items of business that might have been properly transacted at the Annual Meeting may be transacted at any adjournment.

Who will serve as inspector of elections?

The Secretary of the Company, Mark Austin, will tabulate the votes cast at the Annual Meeting in combination with the votes cast prior to the Annual Meeting and act as the Inspector of Elections at the Annual Meeting.

Will I be receiving printed copies of the 2024 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the Notice of Internet Availability of Proxy Materials that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about April [*], 2024.

Under rules adopted by the SEC, we are providing access to our Annual Meeting materials, which include this Proxy Statement, the annexes to this Proxy Statement and Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Annual Meeting materials and vote online. This electronic access process is designed to expedite stockholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Annual Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot or a proxy card. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, bank or other nominee, your vote will not count.

How can I get electronic access to the Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the Annual Meeting materials on the Internet.

This Proxy Statement and Annual Report on Form 10-K are also available without charge on the Company’s website at www.PerspectiveTherapeutics.com and the SEC’s website at www.sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future Annual Meeting of stockholders, including director nominations. Please refer to the section entitled “Stockholder Proposals and Director Nominations” in this Proxy Statement.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR ALL” for the election of each nominee for the Board in Proposal 1 and “FOR” Proposals 2, 3 and 4.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record can vote as follows:

•
Via the Internet: Stockholders may vote through the Internet by following the instructions included with the Notice.
•
By Telephone: Stockholders may vote by telephone by following the instructions included with the Notice.
•
By Mail: Those stockholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid return envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

If your shares are held in “street name” through a broker, bank or other nominee, that organization will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact Perspective Therapeutics, Inc., 2401 Elliott Avenue, Suite 320, Seattle, WA 98121, telephone number (206) 676-0900, Attn: Corporate Secretary.

How do I vote my shares in person at the Annual Meeting?

If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed legal proxy from the record holder that holds your shares giving you the right to vote the shares. If you hold your shares in “street name” and prefer to vote your shares at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date and giving you the right to vote your shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or proxy card (or voting instruction form, if applicable) so your vote will be counted even if you later decide not to attend the Annual Meeting.

May stockholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of stockholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet, or telephone, you may later change your vote and revoke your earlier proxy by:

•
Providing a written notice of revocation to Mark Austin, Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, WA 98121;
•
Voting again via the Internet or telephone;
•
Submitting a properly signed proxy card with a later date;
•
Voting in person at the Annual Meeting; or
•
If you hold shares through a broker, bank or other nominee, by contacting the organization and following its procedure to revoke your prior voting instructions.

PROPOSAL 1 – THE ELECTION PROPOSAL

Nominees

Our Board currently consists of five members. The Board oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairperson, key executive officers, and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following five existing members of the Board for re-election to the Board at the Annual Meeting: Lori A. Woods (Chairperson), Heidi Henson, Frank Morich, M.D., Ph.D., Johan (Thijs) Spoor and Robert Froman Williamson, III. If elected as a director at the Annual Meeting, each of the nominees would serve a term expiring at the 2025 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution reduce the size of the Board.

Directors

Set forth below is certain information as of April 1, 2024, regarding our current directors that have been nominated for re-election, including biographical information. Each member of the Board is subject to reelection annually.

Name	Age	Position Held
Lori A. Woods, Chairperson	61	Chairperson, Director
Heidi Henson	58	Director
Robert Froman Williamson, III	58	Director
Frank Morich, M.D., Ph.D.	70	Director
Johan (Thijs) Spoor	52	Chief Executive Officer, Director

Lori Woods – Ms. Woods has been a Director of the Company since June 4, 2018, and has served as Chairperson of the Board since February 3, 2023. Most recently, Ms. Woods served as Chief Executive Officer of the Company from December 2018 to February 2023. Ms. Woods returned to the Company after previously serving as Vice President from 2006 to February 2008, at which time she was appointed Acting Chief Operating Officer before her appointment to Chief Operating Officer in February 2009, a position she held until January 2010. Beginning in February 2016, and continuing until her appointment as Interim CEO on June 4, 2018, Ms. Woods served as a senior consultant to the Company. From February 2016 to June 2018, Ms. Woods was a founder of Medvio, LLC, a medical device consulting company focused on the urology and oncology space. During her time at Medvio she worked with large public and international medical device companies, supporting the approval process and distribution of products in diverse international markets. Further, she worked with various partners to develop proprietary technologies for the colorectal and liver treatment markets. Previously, from January 2002 to July 2006, Ms. Woods served as Chief Executive Officer of Pro-Qura, Inc., a privately owned cancer treatment management company focused on the quality delivery of brachytherapy treatments for prostate cancer. She has also served as the Director of Business Development for the Tumor Institute Radiation Oncology Group and the Seattle Prostate Institute ("SPI") in Seattle, WA. SPI was an early innovator in prostate brachytherapy treatments and assisted in the training of more than 2,000 physicians in the use of prostate brachytherapy. Ms. Woods previously served as a board member of the Northwest division of the Juvenile Diabetes Research Foundation, focusing on their digital awareness programs, including their website and SEO strategy, and their public relations efforts. Ms. Woods earned a Bachelor of Science degree in Business Administration – Marketing and Communications from Loma Linda University, CA. Our Board of Directors believes that Ms. Woods' prior experience as our Chief Executive Officer and her extensive experience and credibility in the life sciences industry qualifies her to serve on our Board.

Johan (Thijs) Spoor – Mr. Spoor has been a director of the Company and has served as our Chief Executive Officer since February 5, 2023. Mr. Spoor was appointed as a director in connection with the merger with Viewpoint. From February 2022 until February 2023, Mr. Spoor served as the Chief Executive Officer of Viewpoint. Prior to joining Viewpoint, from October 2019 until June 2021, Mr. Spoor served as the President and CEO of KBP Biosciences, a global, clinical-stage biotechnology company focused on discovering, developing, and commercializing innovative small-molecule therapeutics for the treatment of serious cardiorenal and infectious diseases. While at KBP Biosciences, Mr. Spoor led all operations for major fund-raising and initial public offering (“IPO”) readiness, and drove the company’s small molecule clinical development programs, including toxicology, clinical pharmacology, Phase 2 studies, and discussions with regulators. Prior to KBP BioSciences, from January 2016 until October 2019, Mr. Spoor served as the President and CEO of AzurRx BioPharma, Inc., where he led its Nasdaq IPO, completion of animal studies, regulatory approvals and multiple Phase 2 studies. From September 2010 until December 2015, Mr. Spoor served as the President and CEO of FluoroPharma Medical, Inc., which he took public. He was previously a Health and Life Sciences strategy consultant to Fortune 500 companies at Oliver Wyman. Mr. Spoor previously worked on Wall Street as an equity research analyst at JP Morgan and Credit Suisse where he covered biotechnology stocks and medical device companies. He started his career with formal training in nuclear pharmacy which led to increasing commercial leadership roles in the imaging business at GE Healthcare (Amersham) in cardiology and oncology. Mr. Spoor also serves on the board of directors of Verifi Water, Inc. Mr. Spoor holds a Pharmacy degree from the University of Toronto and an MBA from Columbia Business School. Our Board of Directors believes that Mr. Spoor’s experience as our Chief Executive Officer and experience as an established leader with nearly 30 years of combined executive, broad management and capital markets expertise across healthcare and medical device industries qualifies him to serve on our Board.

Heidi Henson – Ms. Henson has been a director of the Company since June 1, 2023. Ms. Henson served as the Chief Financial Officer of Pardes Biosciences, Inc., a publicly listed biopharmaceutical company, from 2021 until the completion of their tender offer in August 2023. Prior to that, she was a financial consultant for the same company from 2020 until her appointment as Chief Financial Officer. From 2019 through 2020, she was the Chief Financial Officer of Imbria Pharmaceuticals, Inc., a private biopharmaceutical company. From 2018 through 2019, she was the Chief Financial Officer of Respivant Sciences, Inc., a private biopharmaceutical company. From 2014 through 2018, she was the Chief Financial Officers of Kura Oncology, Inc., a publicly listed biopharmaceuticals company. From 2012 through 2018, Ms. Henson was the Chief Financial Officer for Wellspring Biosciences LLC and Araxes Pharma LLC (its parent company), a private biopharmaceutical company. Ms. Henson currently serves on the board of directors of PepGen, Inc. (NASDAQ: PEPG) and Lisata Therapeutics, Inc. (NASDAQ: LSTA), where she is the Chair of both of their audit committees. Ms. Henson holds a Bachelor of Accountancy from the University of San Diego and is a member of the Association of Bioscience Financial Officers, or ABFO. Our Board of Directors believes that Ms. Henson’s experience as a financial professional with over 25 years of experience in both public and private companies qualifies her to serve on our Board.

Robert Froman Williamson, III – Mr. Williamson has been a director of the Company since February 5, 2023. Mr. Williamson was appointed as a director in connection with the merger with Viewpoint. Since September 2022, Mr. Williamson has worked at Triumvira Immunologicals, a cell therapy company, most recently as President, COO and Director, and since March 2022, as a senior adviser to SyntheX, a protein interaction and degrader company. From February to September 2022, he was the CBO/CFO of OncoMyx, an oncolytic virus company. From 2020 to 2021 he was CEO of BioTheryX, a protein degradation therapeutics company, raising a $100 million crossover round and preparing the company for an IPO. Prior to that, Mr. Williamson served as CEO of PharmAkea from 2013 to 2019, and of ATXCo in 2019, both oncology and fibrosis companies financed through a partnership with Celgene, until PharmAkea’s acquisition by Galecto and ATXCo’s acquisition by Blade Therapeutics, both in 2019. Previously, Mr. Williamson was Executive Chairman and founder of Strategic Enzyme Applications, CEO of Arriva Pharmaceuticals, President and COO of Eos Biotechnology, which was sold to Protein Design Labs, and COO of DoubleTwist, Inc. through its acquisition by Merck and Hitachi. Mr. Williamson also serves on the Coulter Oversight Board for University of Miami, Florida, is a qualified financial expert and has chaired both the Compensation and Audit Committees of the Company. Notably, Mr. Williamson served as an early Director of Pharmasset, Inc., where he helped finance, grow and advance the company into the public markets and through its acquisition by Gilead in 2011 for $11 billion. Earlier, Mr. Williamson was a Partner with The Boston Consulting Group and a Research Assistant for the Federal Reserve Board. Mr. Williamson received a BA in economics from Pomona College and an MBA from Stanford University. Our Board of Directors believes that Mr. Williamson’s active involvement in building biotechnology and related technology companies for over two decades qualifies him to serve on our Board.

Frank Morich, M.D., Ph.D. – Dr. Frank Morich has been a director of the Company since February 5, 2023. Dr. Morich was appointed as a director in connection with the merger with Viewpoint. Dr. Morich served on the board of directors of Viewpoint, from February 2021 until February 3, 2023. He has also served on the board of directors of CUE-Biopharma, located in Boston, Massachusetts, a company working on protein therapeutics with applications in immune-oncology, autoimmunity and potentially antiviral applications since August 2018, and as its Chairman since April 2021. Dr. Morich served on the board of directors for MorphoSys from 2015 to 2021, and for Innate Pharma from 2004 to 2010, both clinical-stage biotechnology companies specializing in antibody development. Dr. Morich serves as Executive Chairman of Aphaia Pharma, located in Zug, Switzerland, a clinical-stage biopharmaceutical company working to treat and prevent metabolic disorders such as obesity and diabetes, a position he has held since June 2022. Prior to focusing on board service, Dr. Morich was Chief Commercial Officer at Takeda Pharmaceuticals, a global pharmaceutical company, from 2011 to 2014, and as its Executive Vice President of International Operations from 2010 to 2011. From 2008 to 2010, Dr. Morich served as Chief Executive Officer of NOXXON Pharma AG, a clinical-stage drug development company, and, from 2005 to 2007, as Chief Executive Officer and member of the board of directors of Innogenetics N.V., an international in vitro diagnostics company. Prior to that, Dr. Morich held several positions at Bayer, a global pharmaceutical and life sciences company, including as a member of the Board of Management of Bayer AG, Head of Global Product Development, and Head of Research and Development. Dr. Morich holds an M.D. and Ph.D. from the University of Marburg where he specialized in immunology with a focus on monoclonal antibodies. He also served as a military physician before moving to the private sector. Our Board of Directors believes that Dr. Morich’s experience as a biopharmaceutical professional with more than 35 years of industry experience qualifies him to serve on our Board.

Board Leadership Structure

The Board has the flexibility to decide when the positions of Chairperson and CEO should be combined or separated and whether an executive or an independent director should be Chairperson. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our stockholders at any particular time. The Board’s key duties include oversight of strategy, risk management, and legal and regulatory compliance as well as CEO succession planning.

Since June 2018, the Company has separated the roles of Chairperson and CEO because it believes that a bifurcated leadership structure offers the following benefits:

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increasing the independent oversight of our Company and enhancing our Board’s objective evaluation of our chief executive officer;
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freeing the CEO to focus on Company operations instead of Board administration;
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providing the CEO with an experienced sounding board;
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providing greater opportunities for communication between stockholders and our Board;
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enhancing the independent and objective assessment of risk by our Board; and
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providing an independent spokesperson for our Company.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

Additionally, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company’s risk management.

Board Committees and Meetings

During the fiscal year ended December 31, 2023, the Board held eight meetings. The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and (i) oversees the Company’s financial reporting process and internal control system, including monitoring the integrity of the financial statements and the independence and performance of the auditors, and (ii) supervises the Company’s compliance with legal and regulatory requirements. The Audit Committee is also responsible for maintaining complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. On a regular basis, the Chief Financial Officer of the Company reports to the Board or the Audit Committee on information technology and cybersecurity matters, including key risks, the potential impact of those exposures on the Company’s business, financial results, operations and reputation, the programs and steps implemented by management to monitor and mitigate exposures, the Company’s information governance and cybersecurity policies and programs, and significant legal/regulatory developments that could materially impact the Company’s cybersecurity risk exposure.

The Company’s independent auditor reports directly to the Audit Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the auditor’s independence and to provide oversight and supervision thereof. The Audit Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus, payment amounts are limited and non-audit related engagements must be approved in advance by the Audit Committee. The Audit Committee determines the extent of funding that the Company must provide to the Audit Committee to carry out its duties and has determined that such amounts were sufficient in the fiscal year ended December 31, 2023.

The current members of the Audit Committee are Ms. Henson (Chair), Mr. Williamson and Dr. Morich, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE American listing standards. The Audit Committee operates under the Audit Committee Charter, which has been approved by the Board. The Board has determined that Ms. Henson is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Committee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee is “independent” as independence is defined in Section 803B(2) of the NYSE American listing standards and Rule 10A-3 under the Exchange Act.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The Committee operates under a charter approved by the Board. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer (“CEO”) and all its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company’s equity incentive plans, determines the number of awards to be awarded, and the time, manner of exercise, vesting and other terms of the awards. The CEO provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees (other than himself). Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers.

The current members of the Compensation Committee are Mr. Williamson (Chair), Ms. Woods and Ms. Henson. The Board has affirmatively determined that each of the members of the Compensation Committee, except for Ms. Woods, is “independent” as independence is defined in Section 805(c) of the NYSE American listing standards and Rule 10C-1 under the Exchange Act. Even though Ms. Woods is not independent due to her service in the capacity of CEO until her resignation on February 3, 2023, the Board has determined she is able to comply with Section 805(b) of the NYSE American listing standards, which establishes criteria permitting her to serve as a non-independent director on the Compensation Committee.

Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of stockholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees and develops and recommends corporate governance guidelines to the Board. In addition, the Nominations and Corporate Governance Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts.

The current members of the Nominations and Corporate Governance Committee are Dr. Morich (Chair), Ms. Woods and Mr. Williamson. The Board has affirmatively determined that each of the members of the Nominations and Corporate Governance Committee, except for Ms. Woods, is “independent” as independence is defined in Section 803A of the NYSE American listing standards. Even though Ms. Woods is not independent due to her service in the capacity of CEO until her resignation on February 3, 2023, the Board has determined she is able to comply with NYSE Section 804(b), which establishes criteria permitting her to serve as a non-independent director on the Nominations and Corporate Governance Committee.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. The charters of the Audit Committee, the Compensation Committee and the Nominations and Corporate Governance Committee are posted on the Company’s website: https://perspectivetherapeutics.com/investor-center/governance/.

In addition, pursuant to the NYSE American listing standards, the independent directors are required to meet at least annually in executive sessions.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he or she served that were held during the period for which he or she was a Board or Committee member in the fiscal year ended December 31, 2023.

The following table summarizes the membership of the Board and each of its committees as of the date of this Proxy Statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended December 31, 2023.

	Board	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Lori A. Woods	Chair	N/A	Member	Member
Heidi Henson	Member	Chair	Member	N/A
Frank Morich, M.D., Ph.D.	Member	Member	N/A	Chair
Thijs Spoor	Member	N/A	N/A	N/A
Robert Froman Williamson, III	Member	Member	Chair	Member
Number of meetings held in fiscal year ended December 31, 2023	8	5	0	0
Number of consents taken in fiscal year ended December 31, 2023	10	2	4	1

Report of the Audit Committee of the Board

One of the primary purposes of the Audit Committee is to oversee the accounting and financial reporting processes of the Company on behalf of the Board.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 with management and with Assure CPA, LLC (“Assure”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. In addition, the Audit Committee has discussed with Assure the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from Assure required by the applicable requirements of the PCAOB regarding Assure’s communications with the Audit Committee concerning independence, and has discussed with Assure the accounting firm’s independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee: Heidi Henson, Chair Frank Morich, M.D., Ph.D. Robert Froman Williamson, III

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of the Company’s filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Certificate of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from stockholders, provided that such nominations are received by the Company’s Secretary in accordance with the Certificate of Incorporation, the Bylaws, and the date set forth in the prior year’s Proxy Statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider stockholder nominations for the Board when properly submitted in accordance with the Company’s Certificate of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, stockholders and management, as well as those identified by any third-party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by stockholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of stockholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the radiopharmaceutical industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees. However, in identifying candidates for membership on the Board of Directors, the Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company stockholders and may also engage, if the Committee deems appropriate, a professional search firm. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary.

Vote Required

You may vote either “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1. The vote with respect to the election of directors is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, the failure to vote, a withheld vote or a broker non-vote will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR ALL” on Proposal 1 to elect Lori A. Woods, Heidi Henson, Frank Morich, M.D., Ph.D., Thijs Spoor and Robert Froman Williamson, III as directors for a term expiring at the 2025 Annual Meeting of Stockholders and until their successors have been elected and qualified.

PROPOSAL 2 – REVERSE STOCK SPLIT PROPOSAL

Proposal Background

The Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect a reverse stock split at a ratio of 1-for-10 (the “Reverse Stock Split” and, such amendment to our Certificate of Incorporation, the “Reverse Stock Split Amendment”). If the stockholders approve the Reverse Stock Split and the Board decides to implement it, the Reverse Stock Split will become effective at the effective time set forth in the Reverse Stock Split Amendment to be filed with the Secretary of State of the State of Delaware.

The Reverse Stock Split will be realized simultaneously for all outstanding shares of common stock and the ratio will be the same for all outstanding shares of common stock. The Reverse Stock Split will affect all holders of our common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split Amendment will not change the total number of authorized shares of common stock, and the par value of the common stock will remain at $0.001 per share. The number of authorized shares of preferred stock will also remain the same.

The Board unanimously approved and recommended seeking stockholder approval of this Proposal 2 on April 7, 2024. The Board may determine in its discretion not to effect any reverse stock split and not to file the Reverse Stock Split Amendment. Subject to approval of the Reverse Stock Split Amendment through the approval of this Proposal 2, no further action on the part of our stockholders will be required to either implement or abandon the Reverse Stock Split. As detailed below, if the Board does not effect the Reverse Stock Split by filing the Reverse Stock Split Amendment on or before May 31, 2025, the Board will no longer be permitted to effect the reverse stock split as the authority of the Board to effect the reverse stock split will expire on May 31, 2025.

The Board’s determination as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including the closing bid price for our common stock, prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict whether, or assure that, the Reverse Stock Split will produce or maintain the desired results (for more information on the risks, see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split.

Purposes of the Proposed Reverse Stock Split

We believe that the Reverse Stock Split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for our common stock than that which currently exists.

Even if this proposal is approved, the Board will have complete discretion as to whether or not to consummate the Reverse Stock Split. We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. The Board cannot predict with certainty what effect the Reverse Stock Split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances because the proportion allows for dilutive issuances.

Determination of Ratio

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of 1-for-10. In determining the Reverse Stock Split ratio, the Board considered numerous factors, including:

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the historical and projected performance of our common stock;
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prevailing market conditions;
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general economic and other related conditions prevailing in our industry and in the marketplace;
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the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;
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our capitalization (including the number of shares of our common stock issued and outstanding);
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the prevailing trading price for our common stock and the volume level thereof; and
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potential devaluation of our market capitalization as a result of a reverse stock split.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of common stock. For example, if the Board decides to implement the 1-for-10 reverse stock split, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the Reverse Stock Split. However, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company (except to the extent that the reverse stock split would result in any stockholders receiving cash in lieu of fractional shares) or proportionate voting power as described below. All shares of common stock will also remain validly issued, fully paid and non-assessable.

The proposed reverse stock split will also reduce the number of shares of common stock reserved for future awards under our 2017 Equity Incentive Plan and our Third Amended and Restated 2020 Equity Incentive Plan (or, if the Equity Incentive Plan Proposal is not approved, our Second Amended and Restated 2020 Equity Incentive Plan). The per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding option awards will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon exercise of such option awards will be reduced proportionately following the Reverse Stock Split.

We are currently authorized to issue up to 750,000,000 shares of common stock, par value $0.001 per share, of which 586,915,977 shares were issued and outstanding as of April 2, 2024, and 7,000,000 shares of preferred stock, par value $0.001 per share, of which 5,000,000 are designated as Series B Convertible Preferred Stock. No shares of preferred stock were issued and outstanding as of April 2, 2024. If we effect the proposed reverse stock split and file the Reverse Stock Split Amendment, the number of shares of our authorized common stock will remain unchanged (at 750,000,000) and the number of shares of our authorized preferred stock will remain unchanged. The Reverse

Stock Split Amendment will not affect the par value of our common stock, which, will remain at $0.001 per share, or our preferred stock, which will remain at $0.001 per share.

Because implementation of the Reverse Stock Split would not change the total number of shares of our common stock authorized for issuance, the number of shares of our common stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our common stock. Accordingly, the Reverse Stock Split would provide the Company with additional authorized, unissued and otherwise unreserved shares available for future corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions involving equity or convertible debt securities, future at the market offerings of common stock, or issuance under current or future employee equity plans. The issuance of equity securities in connection with such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in the Company.

The following table illustrates the effects of the Reverse Stock Split at the 1-for-10 ratio, assuming the Equity Incentive Plan Proposal is approved, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock as of April 2, 2024:

	Before Reverse Stock	After Reverse Stock Split
	Split	1-for-10
Shares of Common Stock Issued and Outstanding	586,915,977	58,691,597
Shares Reserved for Future Grants of Awards under the 2017 Equity Incentive Plan	9,475	947
Shares Reserved for Future Grants of Awards under the Third Amended and Restated 2020 Equity Incentive Plan	73,588,790	7,358,879
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	51,864,178	5,186,417
Shares of Common Stock Underlying Outstanding Warrants to Purchase Shares of Common Stock	4,385,581	438,558
Total Number of Shares of Common Stock Authorized to be Issued	750,000,000	750,000,000

The following table illustrates the effects of the Reverse Stock Split at the 1-for-10 ratio, assuming the Equity Incentive Plan Proposal is not approved, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock as of April 2, 2024:

	Before Reverse Stock	After Reverse Stock Split
	Split	1-for-10
Shares of Common Stock Issued and Outstanding	586,915,977	58,691,597
Shares Reserved for Future Grants of Awards under the 2017 Equity Incentive Plan	9,475	947
Shares Reserved for Future Grants of Awards under the Second Amended and Restated 2020 Equity Incentive Plan	24,887,867	2,488,786
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	51,864,178	5,186,417
Shares of Common Stock Underlying Outstanding Warrants to Purchase Shares of Common Stock	4,385,581	438,558
Total Number of Shares of Common Stock Authorized to be Issued	750,000,000	750,000,000

Because no fractional shares will be issued, holders of our common stock could be eliminated in the event that the proposed reverse stock split is implemented. As of April 2, 2024, we had approximately 62 record holders who held fewer than 10 shares of our common stock, out of a total of approximately 242 stockholders of record. Therefore, we believe that a reverse stock split, even if implemented and approved at a ratio of 1-for-10, would not have a significant effect on the number of holders of our common stock. Although the number of our outstanding shares of common stock would decrease as a result of the Reverse Stock Split, the Board does not intend to use the Reverse Stock Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There is no plan or contemplated plan by the Company to take itself private as of the date of this Proxy Statement.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act. If the proposed reverse stock split is implemented, our common stock will continue to be reported on the NYSE American under the symbol “CATX.”

Certain Risks Associated with the Reverse Stock Split

Before voting on the Reverse Stock Split Proposal, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•
Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed reverse stock split.
•
The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
•
While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.
•
Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.
•
Furthermore, because implementation of the Reverse Stock Split would not change the total number of shares of our common stock authorized for issuance, the number of shares of our common stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our common stock. Such available shares may be used for future corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions involving equity or convertible debt securities, future at the market offerings of common stock, or issuance under current or future employee equity plans, and the issuance of equity securities in connection with such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in the Company.

Treatment of Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the Reverse Stock Split. Instead, we will pay to each registered stockholder, in cash, the value of any fractional share interest in our common stock arising from the Reverse Stock Split. Those registered stockholders who hold their shares in certificate form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The cash payment would be equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price per share of the common stock on the NYSE American (or other market on which the Company’s common stock is listed) at the close of business on the effective date of the Reverse Stock Split, on a post-Reserve Stock Split basis. This cash payment may be subject to applicable U.S. federal, state and local income tax.

No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date payment is made for their fractional share interest in our common stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our common stock at the effective date of the Reverse Stock Split to receive at least one share in the Reverse Stock Split and you want to continue to hold our common stock after the split, you may do so by either:

•
purchasing a sufficient number of shares of our common stock; or
•
if you have shares of common stock in more than one account, consolidating your accounts, so that in each case you hold a number of shares of our common stock in each of your accounts prior to the Reverse Stock Split that would entitle you to receive at least one share of our common stock on a post-reverse stock split basis. Common stock held in registered form (that is, shares held by you in your own name on the Company’s share register maintained by its transfer agent) and common stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the Reverse Stock Split. Also, shares of common stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the Reverse Stock Split.

After the Reverse Stock Split, then-current stockholders would have no further interest in the Company with respect to their fractional shares. A person otherwise entitled to a fractional share interest would not have any voting, dividend or other rights in respect of his or her fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post-split stockholders to the extent that there are stockholders holding fewer than that number of pre-split shares within the exchange ratio that is determined by the Board as described above. Reducing the number of post-split stockholders, however, is not the purpose of this Proposal 2 or the Reverse Stock Split.

Effect on Beneficial Stockholders

Stockholders holding our common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by the Company for registered stockholders that hold such shares directly, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

Some registered stockholders may hold their shares of common stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our common stock are held in certificate form, you will receive a letter of transmittal from the Company’s transfer agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your presplit shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares either in certificate form or electronically in book-entry form under the direct registration system. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Treatment of Fractional Shares.” No new stock certificates or payments in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent.

Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effect on Registered Book-Entry Holders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•
If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.
•
If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the Company’s transfer agent completes the aggregation and sale described above in “Treatment of Fractional Shares.” By signing and cashing this check, you will warrant that you owned the shares for which you receive a cash payment.

Procedure for Effecting the Reverse Stock Split

If our stockholders approve this Proposal, and the Board elects to effect the Reverse Stock Split, we will effect the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Stock Split will occur automatically, at the effective time set forth in the Reverse Stock Split Amendment, without any action on the part of our stockholders and without regard to the date that stock certificates representing any certificated shares prior to the Reverse Stock Split are physically surrendered for new stock certificates. Beginning at the effective time of the Reverse Stock Split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Reverse Stock Split Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Reverse Stock Split.

The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay (until May 31, 2025) or abandon the Reverse Stock Split. If the Reverse

Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on May 31, 2025, the Board will abandon the Reverse Stock Split .

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain tax consequences of the Reverse Stock Split. It addresses only stockholders who hold our common stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. It does not purport to be complete and does not address tax considerations under state, local, non-U.S. and other laws nor does it address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor (excluding any portion of the stockholder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such common stock.

A stockholder of the pre-Reverse Stock Split shares who receives cash in lieu of fractional shares will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and the cash received and generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months.

Accounting Matters

The par value per share of our common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

The Company’s stockholders are not entitled to appraisal rights under Delaware law or our Certificate of Incorporation with respect to the Reverse Stock Split Amendment, and the Company will not independently provide our stockholders with any such right.

The foregoing description in this Proposal 2 is a summary only and is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is attached as Annex A to this proxy statement.

Required Vote

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. The vote required to approve this Proposal 2 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority of the votes cast, meaning the votes cast for the Reverse Stock Split Proposal must exceed the votes cast against the Reverse Stock Split Proposal. Broker non-votes will not occur in connection with Proposal 2 because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on Proposal 2 under stock exchange rules without specific instructions from the beneficial owners of such shares. Abstentions will have no effect on the outcome of Proposal 2.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Our organizational documents do not require that our stockholders ratify the selection of our independent registered public accounting firm. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Withum, but still may retain Withum, nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests. Representatives from Withum are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

During the year ended December 31, 2023, the six months ended December 31, 2022 and the year ended June 20, 2022, Assure CPA, LLC (“Assure”) served as our independent registered public accounting firm. Representatives of Assure are not expected to be present at the Annual Meeting. Representatives from Assure are not expected to be present at the Annual Meeting.

Change in our Independent Registered Accounting Firm

As described in the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2024, as a result of the Audit Committee’s competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the Audit Committee approved the dismissal of Assure as its independent registered public accounting firm, effectively immediately on April 5, 2024. Also on April 5, 2024, the Audit Committee approved the engagement of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.

The audit reports of Assure on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and June 30, 2022 and for the six-month transition period ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and June 30, 2022, the six-month transition period ended December 31, 2022, and through April 5, 2024, there were no: (i) disagreements with Assure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Assure, would have caused Assure to make reference thereto in its reports on the financial statements of the Company for such years and period, or (ii) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

We requested that Assure furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated April 8, 2024 is filed as an exhibit to a Current Report on Form 8-K filed with the SEC on April 8, 2024.

During the fiscal years ended December 31, 2023 and June 30, 2022, the six-month transition period ended December 31, 2022, and through April 5, 2024, neither the Company nor anyone on the Company’s behalf consulted Withum regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit and Non-Audit Fees

The Company paid or accrued the following fees for the periods presented below to Assure. The Company did not pay or accrue any fees to Withum during such periods.

	For the year ended December 31,	Six months ended December 31,	For the year ended June 30,
	2023	2022	2022
Audit fees	$110,000	$81,000	$80,000
Audit-related fees	-	-	-
Tax fees	23,000	4,000	14,000
All other fees	21,000	-	4,000
Totals	$154,000	$85,000	$98,000

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

There were no audit-related fees for the periods presented above.

Tax fees include fees for the preparation of our federal and state income tax returns.

All other fees are from consulting costs created by the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairperson to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairperson of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by Assure, described above were approved by our Audit Committee.

The Company’s principal accountant for the periods presented above did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 3.

Because your vote on Proposal 3 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

PROPOSAL 4 – THE EQUITY INCENTIVE PLAN PROPOSAL

Background of the Proposal

Effective April 7, 2024, the Board, at the recommendation of the Compensation Committee, unanimously adopted, subject to stockholder approval, the Company’s Third Amended and Restated 2020 Equity Incentive Plan (the “Plan”), previously approved by the Company’s stockholders on December 7, 2021, December 13, 2022 and October 6, 2023. The Plan is attached as Annex B to this Proxy Statement.

The primary purpose of the Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iii) encouraging ownership of stock in the Company by such individuals, and (iv) linking their compensation to the long-term interests of the Company and its stockholders.

The only material changes made by the Equity Incentive Plan Proposal are to:

(a)
increase the number of shares of common stock available for the grant of awards under the Plan by 48,700,923 for a total of 125,000,000 available shares of common stock; and
(b)
adjust the “evergreen” provision, such that the number of shares of common stock available for the grant of awards under the Plan will automatically increase on January 1 of each year in an amount equal to five percent (5%) of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding year (subject to adjustment in the event of stock splits and other similar events); provided, however, that the Board may act prior to January 1 of a given year to provide that there will be no increase in the share limit for such year or provide that the increase for such year will be a lesser number of shares of common stock.

Notwithstanding the foregoing, and subject to adjustment in the event of stock splits and other similar events (including the Reverse Stock Split), no more than 125,000,000 shares of common stock shall be available for the grant of incentive stock options under the Plan.

Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our stockholders. We believe that the utilization of stock options has historically been effective over the years in enabling us to attract and retain the talent critical to the Company and would like to expand the use of all types of equity to provide incentives to a greater number of our employees by increasing the number of shares of common stock available for such incentives.

The Plan is designed to provide officers, employees, consultants and directors of the Company and its affiliates with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Plan gives us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

The Plan includes a variety of award types that we may grant, including shares of restricted stock, stock appreciation rights (“SARs”), stock options, and restricted stock units (“RSUs”).

As of April 1, 2024, we had 76,299,077 shares of common stock authorized for grants under the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “Second Amended and Restated Plan”), which included 20,299,077 shares of common stock that were added to the Second Amended and Restated Plan on April 1, 2024 pursuant to the existing “evergreen” provision.

If the Equity Incentive Plan Proposal is approved by the Company’s stockholders, the Plan will authorize an aggregate of 125,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events, including the Reverse Stock Split) for the grant of awards under the Plan. With 51,411,210 shares of common stock already granted by awards under the Plan as of April 2, 2024, the total available, if the Equity Incentive Plan Proposal is approved, will be 73,588,790 shares of common stock.

In addition, if the Equity Incentive Plan Proposal is approved by the Company’s stockholders, on each January 1 after the date of the Annual Meeting, unless the Board determines otherwise, the number of shares of common stock available for the grant of awards under the Plan will automatically increase in an amount equal to five percent (5%) of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding year (subject to adjustment in the event of stock splits and other similar events); provided, however, that the Board may act prior to January 1 of a given year to provide that there will be no increase in the share limit for such year or provide that the increase for such year will be a lesser number of shares of common stock.

We believe this increase is necessary due to our expanding asset portfolio (preclinical and clinical) and the encouraging success of our preclinical and clinical assets, along with the accompanying increase in personnel, including hiring for many positions that were previously outsourced to clinical research organizations, as we believe we will be able to reduce our overall costs through these personnel hires. Based on our current incentive programs and our current plans for the future growth of our company, we believe the updated share authorization plus the annual “evergreen” increase will enable us to implement our long-term stock incentive program for at least the next five years.

If the Equity Incentive Plan Proposal is not approved, the Second Amended and Restated Plan will continue in effect, but we may become unable to provide long-term, stock-based incentives to present and future employees, officers, directors and consultants consistent with our current compensation philosophies and objectives, and management believes we will not remain competitive without substantial increase in our salaries.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

The following discussion summarizes the material features of the Plan, as amended, and is qualified in its entirety by reference to the text of the Plan attached as Annex B to this Proxy Statement.

Summary of Material Features of the Plan

Shares Available for Awards Under the Plan

As of April 1, 2024, we had 76,299,077 shares of common stock authorized for grants under the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “Second Amended and Restated Plan”), which included 20,299,077 shares of common stock that were added to the Second Amended and Restated Plan on April 1, 2024 pursuant to the existing “evergreen” provision. As of April 1, 2024, 51,411,210 of the available shares of common stock had already been granted.

Under the Plan, if the Equity Incentive Plan Proposal is approved, awards may continue to be made in equity tied to the performance of our common stock, and the total number of shares of common stock authorized for grants will automatically increase on each January 1 after the date of the Annual Meeting in an amount equal to five percent (5%) of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding year (subject to adjustment in the event of stock splits and other similar events); provided, however, that the Board may act prior to January 1 of a given year to provide that there will be no increase in the share limit for such year or provide that the increase for such year will be a lesser number of shares of common stock.

If the Equity Incentive Plan Proposal is not approved, the “evergreen” feature will remain as it is currently structured under the Second Amended and Restated Plan, whereby on the first day of each fiscal quarter, unless the Board determines otherwise, the number of shares of common stock available for the grant of awards under the Second Amended and Restated Plan will be adjusted to be (subject to adjustment in the event of stock splits and other similar events, including the Reverse Stock Split), the greater of 56,000,000 shares or 13% of the number of shares of common stock issued and outstanding on the last day of the immediately preceding fiscal quarter.

Shares of common stock subject to an award under the Plan but which terminate, expire unexercised or are settled for cash, or are forfeited or cancelled without delivery of the shares, remain available for awards under the Plan. Shares of common stock issued under the Plan may be either newly issued shares or shares which have been reacquired by the Company.

To the extent any shares of common stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of common stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of common stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of common stock issued upon the exercise.

Shares of common stock issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares of common stock available for awards under the Plan, unless stockholder approval is required for such Substitute Awards.

With certain limitations, awards made under the Plan may be adjusted by the committee of the Board administering the Plan (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company (including the Reverse Stock Split).

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares) occurs (including the Reverse Stock Split), the share limitations and all outstanding awards will automatically be adjusted equitably to reflect the event.

Eligibility and Administration

Current and prospective officers and employees, and directors of, and consultants to, the Company or its affiliates are eligible to be granted awards under the Plan. As of April 2, 2024, approximately 122 employees (including directors who are employees), 4 non-employee directors and 1 consultant would be eligible to participate in the Plan. However, the Company has not at the present time determined who will receive the shares of common stock that will be authorized for issuance under the Plan or how they will be allocated. As of April 2, 2024, the closing price of a share of Company common stock on NYSE American was $1.46.

The Committee will administer the Plan, except with respect to awards to non-employee directors, for which the Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder.

The Board has determined that the Compensation Committee act as the Committee. Subject to the terms of the Plan, the Committee has full and exclusive power within the limitations set forth in the Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the Plan; interpreting and otherwise construing the Plan; and making all other determinations that may be necessary or desirable for the administration of the Plan.

The Committee may determine the type and terms and conditions of awards under the Plan, which the Committee will set forth in an award agreement delivered to each participant. The Committee may grant awards in a combination of incentive and non-qualified stock options, SARs or restricted stock.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code (the “Code”). Only employees are eligible to receive incentive stock options. Independent directors may only receive non-qualified stock options.

The Committee is also authorized to grant stock appreciation rights (“SARs”), either with or without a related option. A SAR is the right to receive a cash payment or payment in the form of shares of common stock of the difference between the share price on the date of grant and the share price on the date of exercise.

The Committee may specify the terms of such grants subject to the terms of the Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. Fair market value for purposes of the Plan means the closing price of our common stock as reported on the NYSE American on the date in question, or if our common stock was not traded on that date, then on the day before that date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 409A of the Code, if it cannot be determined in the manner described above.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) in cash or by certified or bank check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.

Payment of the option price may be made in such other method as the Committee approves, including withholding shares of common stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.

Until the participant has been issued the shares of common stock subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.

Restricted Shares

The Committee is authorized to grant restricted shares of common stock. A restricted stock award is a grant of common stock, subject to risk of forfeiture, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Restricted Stock Units

The Committee is authorized to grant hypothetical common stock units, known as RSUs, having a value equal to the fair market value of an identical number of shares of common stock. An RSU is subject to risk of forfeiture, and is granted to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. RSU awards may be granted only in whole shares of hypothetical common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. A participant granted an RSU has no right to vote shares. At the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends paid by the Company in respect to one share of common stock. None of the RSUs may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Non-Employee Director Awards

Non-employee directors are eligible to receive awards pursuant to the terms of the Plan, including options, SARs and restricted shares, upon such terms as the Committee may determine.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service with the Company or its affiliates, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards and restricted stock units, other than awards and units subject to performance-based vesting conditions, shall be fully earned and vested immediately.

Termination of Employment

The Committee will determine the terms and conditions that apply to any award or unit upon the termination of employment or services, as applicable, with the Company and/or its affiliates, and provide such terms in the applicable award agreement or unit agreement or in its rules or regulations. In general, unless otherwise provided in an award agreement or unit agreement or in a participant’s employment or service agreement, options may be exercised for three months following termination of employment or termination of services, as applicable, or twelve months in the event of death or disability.

Change in Control

Subject to terms of employment agreements in force with various employees from time to time, in the event of a change in control (as defined in the Plan), all options and SARs become immediately exercisable with respect to 100% of the shares of common stock subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or RSUs. The Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR exercise price in the case of a SAR) that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include, without limitation, termination for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the business or reputation of the Company and/or its affiliates. Awards are also subject to recovery under applicable clawback policies.

Amendment and Termination

The Board may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, except as provided in the Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the Plan to materially increase the original number of securities that may be issued under the Plan (other than as provided in the Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Plan, without approval of stockholders to the extent stockholder approval is required by applicable law. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Other Terms of Awards

The Company may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations. Except as permitted by the applicable award agreement, awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

Effective Date and Duration of Plan

The Plan will terminate automatically on the 10-year anniversary of the effective date of the Second Amended and Restated Plan, after which no further awards may be granted, meaning October 6, 2033. At any earlier time, the Board may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Prior Grants under the Plan

The granting of awards under the Plan is within the discretion of the Board and the Compensation Committee. In addition, the benefit of any awards granted under the Plan will depend on a number of factors, including the fair market value of our common shares on future dates, among other things. Therefore, the Company cannot presently determine the dollar value or the number or type of awards that will in the future be granted to any participant in the Plan. The following table sets forth summary information concerning the total number of shares of common stock subject to options previously granted under the Second Amended and Restated Plan to our named executive officers, our current executive officers, our current non-employee directors and our current and former employees (whether or not the shares of common stock subject to such option grants were subsequently exercised, cancelled or forfeited, as applicable) as of April 2, 2024. The price per share of the Company’s common stock as of such date was $1.46.

Name	Shares of Common Stock Underlying Stock Options[1]
Named Executive Officers and Directors
Johan (Thijs) Spoor	11,793,635
Lori Woods	2,600,000
Jonathan Hunt	2,193,776
Markus Puhlmann	2,885,688
Heidi Henson	930,000
Frank Morich, M.D., Ph.D.	2,037,471
Robert F. Williamson, III	930,000
All current executive officers as a group (four persons)	17,411,599
All current non-employee directors as a group (four persons)	6,497,471
All former and current employees (other than executive officers) as a group	24,938,613

1.
The amounts in the table above do not include the following shares of common stock underlying stock options granted as follows: 1,374,260 shares granted to consultants/contractors, 1,600,000 shares granted to former non-employee directors of Perspective Therapeutics, and 3,955,254 shares granted to former non-employee directors of Viewpoint Molecular Targeting, Inc.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards granted under the Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options, non-qualified stock options, SARs, RSUs, or restricted share awards are made under the Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR, an RSU, or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising a stock option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. In the case of a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time the restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant in which case the participant will recognize ordinary income equal to the fair market value of the restricted stock as of the time of grant as determined without regard to the vesting restrictions. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

The Company must withhold amounts from participants to satisfy income and payroll (i.e., FICA and FUTA) tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares of common stock withheld from awards or may tender previously owned shares of common stock to the Company to satisfy the minimum tax withholding requirements.

If a change in control occurs, outstanding unvested awards under the Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude a deduction by the Company. In addition, the Company’s deductions may be limited by Code section 162(m).

The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Interest of Certain Persons

Each of our directors and executive officers is eligible to participate in the Plan.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 4. The vote required to approve Proposal 4 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 4.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” Proposal 4 to approve the Company’s Third Amended and Restated 2020 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock and preferred stock as of April 2, 2024 for (a) each person known by the Company to be a beneficial owner of 5% or more of the outstanding common stock of the Company, (b) each named executive officer, director and nominee for director of the Company, and (c) current directors and executive officers of the Company as a group. As of April 2, 2024, the Company had 586,915,977 shares of common stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o Perspective Therapeutics, Inc., 2401 Elliott Avenue, Suite 320, Seattle, WA 98121.

Name of Beneficial Owner	Common Shares Owned	Common Stock Options[1]	Common Stock Warrants[3]	Percent of Class[2]
Named Executive Officers and Directors:
Johan (Thijs) Spoor	107,572	9,289,477	-	1.58%
Lori Woods	1,567,814	1,908,335	-	*
Heidi Henson	-	386,667	-	*
Robert F. Williamson, III	342,424	425,835	-	*
Frank Morich, M.D., Ph.D.	-	1,533,306	-	*
Markus Puhlmann	1,375,425	1,777,474	-	*
Jonathan Hunt	316,710	1,557,194	33,653	*
Directors and Executive Officers as a group (eight persons)	3,763,975	17,473,038	43,268	3.52%

Greater than 5% Stockholders:
Lantheus Alpha Therapy, LLC[4]	116,773,394	-	-	19.90%

* Less than one percent.

1.
Only includes those common stock options that could be exercised for common stock within 60 days after April 2, 2024.
2.
Percentage ownership is based on 586,915,977 shares of common stock outstanding on April 2, 2024. Shares of common stock subject to stock options and common stock warrants which are currently exercisable or will become exercisable within 60 days after April 2, 2024 are deemed outstanding for computing the percentage ownership of the person or group holding such options but are not deemed outstanding for computing the percentage ownership of any other person or group.
3.
Purchased pursuant to a public offering that closed on October 22, 2020. Each share of common stock purchased included one-half of a warrant. Each whole warrant is exercisable to purchase one share of common stock at an exercise price of $0.57 per share. Each warrant is immediately exercisable and will expire October 22, 2025.
4.
Based on a Schedule 13D/A filed by Lantheus Holdings, Inc. (“Lantheus Holdings”) and Lantheus Alpha Therapy, LLC (“Lantheus Alpha”) on March 8, 2024. Represents shares directly held by Lantheus Alpha, a wholly owned direct subsidiary of Lantheus Holdings. Lantheus Holdings and Lantheus Alpha may each be deemed to have shared voting and dispositive power over all of the shares. The address of Lantheus Alpha is 201 Burlington Road, South Building, Bedford, MA 01730.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the SEC pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

Delinquent Section 16(a) Reports

Based on company records and other information, we believe that all reporting requirements for the year ended December 31, 2023 were complied with by each person who at any time during such year was a director or an executive officer or beneficially owned more than 10% of our common stock, except that one Form 3 filing for Robert Froman Williamson, III was not filed on a timely basis and one Form 4 filing for each of Robert Froman Williamson, III and Lori Woods were not filed on a timely basis.

EXECUTIVE OFFICERS

The executive officers serving the Company as of April 2, 2024, were as follows:

Name	Age	Position Held
Johan (Thijs) Spoor	52	Chief Executive Officer, Director
Markus Puhlmann	58	Chief Medical Officer
Jonathan Hunt	57	Chief Financial Officer, Co-Principal Financial Officer
Mark Austin	37	Vice President of Finance and Corporate Controller, Co-Principal Financial and Principal Accounting Officer, Corporate Secretary

Company Service History

Mr. Spoor was appointed as CEO and as a director of the Company on February 3, 2023. Mr. Puhlmann was appointed as Chief Medical Officer of the Company on February 3, 2023. Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017, and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Our Board appoints our officers, and their terms of office are at the discretion of the Board. Mr. Spoor, Dr. Puhlmann, and Mr. Hunt have employment agreements.

Professional History

Johan (Thijs) Spoor – Mr. Spoor’s biographical information is incorporated by reference to the “Directors” section in the discussion of Proposal 1.

Markus Puhlmann, M.D., MBA – Dr. Puhlmann has served as the Chief Medical Officer of Perspective Therapeutics since February 3, 2023. Dr. Puhlmann is a clinical researcher with over 30 years of combined experience in healthcare and the pharmaceutical industry with leadership positions in oncology drug development for solid and liquid tumor indications involving all phases of clinical development. Before joining Perspective Therapeutics, Dr. Puhlmann served as the CD30 Franchise Head of Global Clinical Development at Seagen from 2019 to 2022, where he built programs to explore the immune modulating properties of ADCs for various oncology and non-oncology indications. Prior to his time at Seagen, Dr. Puhlmann joined Merck & Co where he worked on the clinical development of pembrolizumab from 2015 to 2019. After initiating the pembrolizumab GYN program, Dr. Puhlmann focused on the expansion of the GU indications and developed an extensive trial portfolio. In this capacity, Dr. Puhlmann led and contributed to many successful regulatory filings for pembrolizumab across different indications such as urothelial carcinoma, RCC and cervical cancer. In addition, Dr. Puhlmann led the clinical development program for the collaboration of the partnership between Merck and EISAI. Earlier in his career, he held various positions with increasing responsibilities in clinical development and medical affairs at Schering Plough, Bayer and Amgen. Dr. Puhlmann also spent six years at the Surgery Branch, NCI, NIH, where he researched suicide gene therapy approaches including the effects of cytokines on tumor neovasculature. Dr. Puhlmann trained as a surgeon in the UK and Germany and holds a medical degree from the Ludwig Maximilians University, Munich, Germany as well as an Executive MBA from Georgetown’s McDonough School of Business.

Jonathan Hunt – Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Before joining the Company, Mr. Hunt was Chief Financial Officer at Vivid Learning Systems, an online safety training company, from 2009 to 2018, where he had a central role in its turnaround, including growing revenues and implementing financial policy and process changes that ultimately resulted in the successful sale of the business. Mr. Hunt previously served as Chief Financial Officer of the Company from 2006 to 2009. Prior to that, Mr. Hunt worked at Hypercom Corporation, a global provider of electronic payment solutions and manufacturer of credit card terminals, where he served as Assistant Corporate Controller from 2005 to 2006. Mr. Hunt holds a Bachelor of Science, Accountancy, and a Masters of Accountancy degree from Brigham Young University.

Mark Austin – Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017 and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Prior to joining the Company, Mr. Austin practiced as a Certified Public Accountant with the accounting firm KPMG where he worked from October 2009 to July 2017. At KPMG, Mr. Austin served as a Senior Manager and before that, as a Manager and Senior Associate in Portland, Oregon, where he served as lead for financial statement and internal control audits within the technology industry, including for software and manufacturing companies. While at KPMG, Mr. Austin served as lead manager for a global public company where he supervised, coached and led teams and team members, and researched technical accounting issues relevant to the technology industry. Mr. Austin holds a Bachelor of Science in Commerce degree in Accounting from Santa Clara University, in Santa Clara, California.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors is acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

Our named executive officers for the fiscal year ended December 31, 2023, which consisted of our Chief Executive Officer ("CEO"), our former Chief Executive Officer, and our two most highly compensated executive officers other than our CEO were:

•
Johan (Thijs) Spoor, CEO and Director;
•
Lori Woods, former CEO1
•
Jonathan Hunt, Chief Financial Officer; and
•
Markus Puhlmann, Chief Medical Officer.
1.
Ms. Woods served as our Chief Executive Officer until February 3, 2023, upon the closing of our merger with Viewpoint.

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the year ended December 31, 2023, the six-month transition period (“TP”) ended December 31, 2022, and the fiscal year ended June 30, 2022, earned by or paid to our named executive officers. Messrs. Spoor, Puhlmann and Hunt were not named executive officers during 2022; accordingly, compensation for 2022 (which includes the TP and the fiscal year ended June 30, 2022) is not included in the following table. Salary and other compensation for the named executive officers are set or recommended to the Board by the Compensation Committee.

					Non-equity
Name and				Option	incentive plan	All other
principal		Salary	Bonus	awards	compensation	compensation		Total
position	Year	($)	($)[4]	($)[1]	($)[5]	($)		($)
Johan (Thijs) Spoor	2023	506,269	21,666	603,215	287,500	40,346	[6]	1,458,996
CEO and Director

Markus Puhlmann	2023	420,846	3,333	266,953	184,000	24,961	[7]	900,093
Chief Medical Officer

Jonathan Hunt	2023	389,154	30,000	225,609	172,000	353,200	[8]	1,169,963
Chief Financial Officer

Lori Woods	2023	69,785		-	-	601,947	[3]	671,732
Former CEO and Director	TP	249,780		234,764	63,000	3,050	[2]	550,594
	2022	439,816		279,648	46,180	3,050	[2]	768,694

1.
Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the year ended December 31, 2023 and, for Ms. Woods, the transition period and the fiscal year ended June 30, 2022. Options awarded vest in four equal annual installments and expire 10 years after the date of grant. All options were granted at the fair market value of the Company’s common stock on the date of grant and the Company used a Black-Scholes methodology as discussed in Note 12, Share-Based Compensation, to our financial statements included in this Annual Report on Form 10-K.
2.
Amount represents Company 401(k) matching contributions earned during the time period noted.
3.
Ms. Woods received $504,000 in severance pay pursuant to the terms of her employment agreement, to be paid out over 12 months that began in February 2023. The amount also includes $12,656 for the continuation of health benefits, $2,791 relating to the Company 401(k) matching contributions, and $82,500 in director fees for her service as a non-employee director commencing on February 3, 2023.
4.
Amounts represent sign-on bonuses paid pursuant to employment agreements, effective June 1, 2023.
5.
Amounts represent annual performance-based cash bonuses earned in fiscal year 2023.
6.
Mr. Spoor received $22,115 related to accrued paid time off pursuant to his employment agreement, effective June 1, 2023, and $18,231 relating to the Company 401(k) matching contributions.
7.
Dr. Puhlmann received $17,692 related to accrued paid time off pursuant to his employment agreement, effective June 1, 2023, and $7,269 relating to the Company 401(k) matching contributions.
8.
Mr. Hunt received $340,000 related to change in control payments due to the Company's acquisition of Viewpoint pursuant to his employment agreement with Viewpoint, to be paid out over 12 months that began in February 2023. The amount also includes $13,200 relating to the Company 401(k) matching contributions.

Narrative to Summary Compensation Table

Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer after discussions without members of management present.

Annual Base Salary

The annual base salaries of our named executive officers are determined, approved and reviewed by our Compensation Committee. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers.

On February 3, 2023, at the closing of the acquisition of Viewpoint, Mr. Spoor and Dr. Puhlmann became employees of the Company. Mr. Spoor’s annual salary was $510,000 and increased to $575,000 on June 1, 2023. Dr. Puhlmann’s annual salary was $450,000 and increased to $460,000 on June 1, 2023.

Prior to becoming employees of the Company, Mr. Spoor was the Chief Executive Officer of Viewpoint and was paid a salary of $39,231 for the period from January 1, 2023 to February 2, 2023, and Dr. Puhlmann was the Chief Medical Officer of Viewpoint and was paid a salary of $34,615 for the period from January 1, 2023 to February 2, 2023. See “Employment Agreements and Separation Agreement – Current Employment Agreements with our Chief Executive Officer, Chief Financial Officer and Chief Medical Officer” below for more information.

Prior to her resignation on February 3, 2023, Ms. Woods’ annual base salary was $504,000.

Non-Equity Incentive Plan Compensation

We provide for annual cash incentives that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year and are paid in the first quarter of the following year.

For the year ended December 31, 2023, our Chief Executive Officer had an opportunity to earn a bonus of 50% of his annual base salary and each other named executive officer had an opportunity to earn a bonus of 40% of his annual base salary by meeting the target metrics as determined by the Compensation Committee.

For the year ended December 31, 2023, the Compensation Committee determined that 100% of the metrics were achieved for each named executive officer and approved individual performance achievement payouts for such named executive officers in the amounts reflected in the column of the “Summary Compensation Table” above entitled “Non-Equity Incentive Plan Compensation.” Ms. Woods did not earn an annual performance bonus for 2023 given her departure in February 2023.

Equity-Based Compensation

Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interests of our named executive officers with our stockholders. Stock options are granted under the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “Second Amended and Restated Plan”).

Stock options are generally awarded to named executive officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The exercise price for each option grant is the closing price of our common stock on the date of grant. Each option grant is for a term of 10 years from the date of grant and the options subject to each grant vest 25% immediately, 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date subject to continued employment with the Company. During the year ended December 31, 2023, Mr. Spoor was granted 3,338,878 options, Mr. Puhlmann was granted 1,477,619 options, and Mr. Hunt was granted 1,248,776 options.

During the year ended December 31, 2023, the six-month transition period ended December 31, 2022, and the fiscal year ended June 30, 2022, no options were repriced or otherwise materially modified.

401(k) Plan

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan allows the Company to make contributions at the discretion of management. Through December 31, 2022, the Company had not made any contributions to the 401(k) plan (as the matching contributions for the plan year January 1, 2022 to December 31, 2022 were made during 2023). Beginning January 1, 2022, the Company implemented a Company 401(k) match where 50% of the first 4% of the participants’ contributions will be matched, up to a maximum company match of 2% of eligible compensation. The Company matching contributions were made during January 2023 for the 401(k) plan year January 1, 2022 to December 31, 2022. Beginning January 1, 2023, the Company changed its 401(k) match for the 401(k) plan where 100% of the first 4% of the participants’ contributions will be matched, up to a maximum company match of 4% of eligible compensation. The Company matching contributions were made during January 2024 for the 401(k) plan year January 1, 2023 to December 31, 2023.

From the merger date through December 31, 2023, Viewpoint had a separate 401(k) plan with a company match where 100% of the first 6% of participants contributions were matched, up to a maximum company match of 6% of eligible compensation.

Outstanding Equity Awards at Fiscal Year-End

The following Outstanding Equity Awards at Fiscal Year-End table sets forth information concerning unexercised stock options for each of our named executive officers as of December 31, 2023.

Option awards

Equity Incentive Plan awards:
	Number of		Number of
	securities		securities
	underlying		underlying
	unexercised		unexercised		Option
	options		options		exercise	Option
	(#)		(#)		price	expiration
Name	exercisable		unexercisable		($)	date
Johan (Thijs) Spoor	834,720	[1]	2,504,158	[1]	0.24	12/12/2033
	8,454,757	[2]	-		0.13	02/13/2032
Lori Woods	-		230,000	[3]	0.24	12/12/2033
	130,556	[4]	339,444	[4]	0.38	02/21/2033
	-		230,000	[5]	0.38	02/21/2033
	940,000	[6]	-		0.33	07/21/2032
	480,000	[7]	-		0.79	07/01/2031
	62,500	[8]	-		0.43	06/18/2029
Markus Puhlmann, M.D.	369,405	[1]	1,108,214	[1]	0.24	12/12/2033
	1,408,069	[2]	-		0.13	09/18/2032
Jonathan Hunt	312,194	[1]	936,582	[1]	0.24	12/12/2033
	475,000	[6]	-		0.33	07/21/2032
	320,000	[7]	-		0.79	07/21/2031
	150,000	[9]	-		0.61	06/23/2030
	150,000	[10]	-		0.43	06/18/2029
	150,000	[11]	-		0.43	12/03/2028

1.
Represents an option award granted on December 12, 2023, one-fourth of which became exercisable on December 12, 2023, one-fourth of which will become exercisable on December 12, 2024, one-fourth of which will become exercisable on December 12, 2025, and the final fourth will become exercisable on December 12, 2026.
2.
Represents a fully exercisable option grant assumed in connection with the merger with Viewpoint.
3.
Represents an option award granted on December 12, 2023 which will become exercisable on December 12, 2024.
4.
Represents an option award granted on February 21, 2023 which become exercisable in equal monthly installments over 36 months.

5.
Represents an option award granted on February 21, 2023 which became exercisable on February 21, 2024.
6.
Represents an option award granted on July 21, 2022, one-fourth of which became exercisable on July 21, 2022; the remainder of these options awards vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
7.
Represents an option award granted on July 1, 2021, one-fourth of which became exercisable on July 1, 2021, one-fourth of which became exercisable on July 1, 2022, and the remainder of these options awards vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
8.
Represents an option award grant on June 18, 2019, all of which were exercisable as of June 18, 2022.
9.
Represents an option award grant on June 23, 2020, one-fourth of which became exercisable on June 23, 2020, one-fourth of which became exercisable on June 23, 2021, one-fourth of which became exercisable on June 23, 2022; the remainder of these options awards vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
10.
Represents an option award grant on June 18, 2019, all of which were exercisable as of June 18, 2022.
11.
Represents an option award granted on December 3, 2018, all of which were exercisable as of December 3, 2021.

Employment Agreements and Separation Agreement

The following is a discussion of the material terms of each contract, agreement, plan or arrangement that provides for payments to our named executive officers at, following, or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the named executive officer's responsibilities following a change in control, with respect to each named executive officer.

Current Employment Agreements with our Chief Executive Officer, Chief Financial Officer and Chief Medical Officer

The Company has entered into employment agreements with Johan (Thijs) Spoor, Jonathan Hunt, and Dr. Markus Puhlmann (each an “Executive”). The term of each employment agreement began on June 16, 2023.

Under the employment agreements, Mr. Spoor’s initial annual salary is set at $575,000, Mr. Hunt’s at $430,000 and Dr. Puhlmann’s at $460,000, payable in accordance with the Company’s standard payroll practices. The employment agreements provide that each Executive may be eligible for periodic increases of his annual salary as determined by the Company in its sole discretion. Further, each Executive’s annual salary may not be decreased without his written consent, other than as part of a general arrangement implemented by the Board affecting all of the Company’s senior executive officials.

Under Mr. Hunt’s previous employment agreement with Isoray, Mr. Hunt was entitled to certain compensation based on the merger between the Company and Viewpoint, as such transaction was a Change of Control, as that term is defined in his previous employment agreement. The execution of Mr. Hunt’s current employment agreement did not terminate the Company’s obligation regarding such payment until it was fully satisfied.

Additionally, each Executive is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics to be established by the Compensation Committee. See “Non-Equity Incentive Plan Compensation” above for additional information. Each Executive is also eligible to participate in and receive stock options under the Second Amended and Restated Plan. See “Equity-Based Compensation” above for additional information.

Pursuant to the terms of the employment agreements, each Executive is an “at-will” employee. Either the Executive or the Company can terminate his employment with or without cause, for any reason or no reason, and at any time. If an Executive’s employment ends due to mutual written agreement with the Company, or an Executive resigns or is terminated for cause, the Company will pay his accrued but unpaid wages and approved but unreimbursed business expenses. If an Executive is terminated without cause or at-will, the Company will pay his accrued but unpaid wages, any bonus announced but not yet paid, approved but unreimbursed business expenses, twelve months’ severance based on his then-current base salary, a pro-rated amount of the quarterly and annual discretionary bonuses based on the number of full months the Executive has been employed during the fiscal year of his termination, and COBRA premiums for up to twelve months of coverage. Each Executive is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for one year following termination of employment.

In the event of a Change of Control (as defined in the employment agreements), if an Executive is not retained by the new company, the Company will pay his accrued but unpaid wages, approved but unreimbursed business expenses, twelve months’ severance based on his then-current base salary, a pro-rated amount of the quarterly and annual discretionary bonus based on the number of full months the executive has been employed during the fiscal year of his termination, and COBRA premiums for up to twelve months of coverage. Additionally, regardless of whether an Executive is retained by the new company, the Company will pay the Executive twelve months’ salary based on his then-current base salary in accordance with the Company’s regular payroll practices. However, if the Executive’s employment with the new company terminates within twelve months of the Change of Control, the Executive will not be entitled to the severance pay described above other than in an amount equivalent to such portion of the Change in Control Compensation (as defined in the employment agreements) that the Executive has not then already received. Also, upon a Change of Control, all of the Executive’s outstanding unvested equity-based awards, at his option, will vest and become immediately exercisable and unrestricted.

Past Employment Agreement and Separation Agreement with our Former Chief Executive Officer

The Company previously entered into an employment agreement with Lori A. Woods, which was effective as of May 24, 2021, and originally provided for her employment to continue until June 30, 2024, subject to successive one-year renewals.

In connection with her resignation as CEO of the Company, the Company and Lori A. Woods entered into a separation agreement on February 3, 2023, pursuant to which the Company agreed to pay Ms. Woods the amount of $504,000, minus required withholdings, to be paid biweekly in accordance with the Company’s regular payroll practice. Additionally, Ms. Woods received payment of health insurance premiums for a period of one year, plus reimbursement for reasonable attorneys’ fees. The Company also agreed to accelerate the vesting of 1,007,498 options to purchase shares of common stock of the Company held by Ms. Woods. Subject to the terms of the Company’s Amended and Restated 2020 Equity Incentive Plan pursuant to which the options were granted, Ms. Woods will have the time set forth in each vested option to exercise such option before it expires.

The separation agreement contains a release by Ms. Woods of any and all issues and claims she may have against the Company in any way related to her employment with or separation from employment with the Company, including a release of any liabilities and claims under any local, state, or federal statutes, wage claims, and claims of discrimination. The separation agreement does not impact any future claims that Ms. Woods may raise during her tenure as Chairperson of the Board, nor does it serve to release any claims she may have for advances of fees and costs and indemnity under any applicable contract of insurance, corporate policy, or operation of law.

Role of the Compensation Consultant

Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers. As noted in more detail above, in 2023 the Compensation Committee engaged Anderson Pay Advisors to review various elements of the Company's overall compensation program, including performing reviews of the Company's 2023 executive compensation plans.

Role of Benchmarking and Peer Groups

As part of our pay philosophy, our executive compensation program is designed to attract, motivate and retain our executives in an increasingly competitive market. To this end, in 2023 we evaluated industry-specific and general market compensation practices and trends to ensure that our program features and named executive officer pay opportunities remain appropriately competitive. When determining salaries, target bonus opportunities and long-term incentive grants for our named executive officers, the Compensation Committee considers the performance of the Company and the individual, the nature of an individual's role within the Company, experience in the officer's current role, as well as input from its independent compensation consultant, among other variables.

In 2023, to facilitate its review and determination of executive compensation, the Committee engaged Anderson Pay Advisors to conduct a comprehensive competitive review of our executive compensation program. In connection with this review, Anderson Pay Advisors identified a peer group comprised of pharmaceutical and biotechnology companies roughly similar to the Company in market capitalization and focused on cancer treatments to the extent possible. The peer group consists of the 20 companies listed below:

Aadi Bioscience	Actinium Pharmaceuticals	Alaunos therapeutics
Capricor Therapeutics, Inc.	Chimerix	Cytosorbents Corp
DermTech	Eiger Biopharmaceuticals	Fusion Pharmaceuticals
Graphite Bio	Ikena Oncology	ORIC Pharmaceuticals
Pieris Pharmaceuticals	Point Biopharma	Prelude Therapeutics
Sensus Healthcare	Shattuck Labs	Spectrum Pharmaceuticals
UroGen Pharma	Y-mAbs Therapeutics

The median market capitalization of the peer group was $166.3 million, and Perspective Therapeutics' market capitalization was roughly $105.9 million at the time of the analysis.

Based on the Anderson Pay Advisors data and performance metrics, the Compensation Committee of the Company increased the annual base salary for Thijs Spoor, our Chief Executive Officer and Director, to $575,000 (a 12.7% increase), for Markus Puhlmann, our Chief Medical Officer, to $460,000 (a 2.2% increase) and for Jonathan Hunt, our Chief Financial Officer, to $430,000 (a 26.5% increase), effective June 1, 2023.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the SEC-defined Compensation Actually Paid (“CAP”) to our named executive officers (“NEOs”) and certain of our financial performance metrics during the fiscal periods listed below.

The table below presents information on the CAP to our Chief Executive Officers, as applicable (each, a principal executive officer, or “PEO”) and the average CAP to our other NEOs in comparison to certain performance metrics for the fiscal year ended December 31, 2023, the six-month transition period ended December 31, 2022 (“TP”) and for the twelve months ended June 30, 2022 and 2021. The SEC-defined CAP data set forth in the table below does not reflect amounts actually paid, earned or received by our NEOs, and the metrics are not those that the Compensation Committee uses when setting executive compensation. See the “Compensation of Directors and Executive Officers” section of this Proxy Statement for a description of the compensation setting process for our executive officers including the use of a third-party consultant by the Compensation Committee.

Grants of equity awards in the form of stock options to our executive officers are intended to incentivize future value creation and to align the long-term interests of our executive officers with stockholders. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Per SEC rules, CAP is calculated by adjusting the Summary Compensation Table (“SCT”) “Total” values for the applicable period as described in the footnotes to the table.

Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (3)(4)	Compensation Actually Paid to Second PEO (3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (5)	GAAP Net Loss (in thousands)
2023	$671,732	$1,458,996	$776,661	$1,821,016	$1,035,026	$1,213,369	$71.43	$(46,508)
TP	$550,594	$-	$481,043	$-	$330,888	$292,595	$44.64	$(7,335)
2022	$768,694	$-	$535,513	$-	$535,188	$385,651	$55.36	$(7,272)
2021	$371,195	$-	$468,950	$-	$259,844	$316,801	$142.86	$(3,390)

(1)
Lori A. Woods served as Chief Executive Officer for the TP, 2022, and 2021, and in 2023 until her resignation on February 3, 2023, and is identified as First PEO in the table. Johan (Thijs) Spoor has served as Chief Executive Officer since February 5, 2023, and is identified as Second PEO in the table.
(2)
For 2023, the Non-PEO NEOs reflect the average SCT total compensation and average CAP for Jonathan Hunt and Markus Puhlmann. For the TP, 2022, and 2021, the Non-PEO NEOs reflect the average SCT total compensation and average CAP for Jennifer Streeter and William Cavanagh III.
(3)
CAP is computed in accordance with SEC rules by subtracting the amounts in the “Option Awards” column of the SCT for each year or period from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year or period of all awards granted during the reporting year or period that are outstanding and unvested as of the end of the reporting year or period; (ii) adding the amount equal to the change as of the end of the reporting year or period (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year or period; (iii) adding, for awards that are granted and vest in the reporting year or period, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year or period; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year or period, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year or period on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year or period. The following tables reflect the adjustments made to SCT “Total” compensation to compute CAP for our PEO and average CAP for our other NEOs:

First PEO:

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2023	$671,732	$-	$-	$-	$-	$104,929	$776,661
TP	$550,594	$(234,764)	$127,198	$(18,864)	$58,691	$(1,812)	$481,043
2022	$768,694	$(279,648)	$65,304	$(28,175)	$69,912	$(60,574)	$535,513
2021	$371,195	$-	$-	$47,697	$-	$50,058	$468,950

Second PEO:

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2023	$1,458,996	$(603,215)	$814,431	$-	$150,804	$-	$1,821,016
TP	$-	$-	$-	$-	$-	$-	$-
2022	$-	$-	$-	$-	$-	$-	$-
2021	$-	$-	$-	$-	$-	$-	$-

Other NEOs (Average):

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2023	$1,035,029	$(246,281)	$332,516	$-	$61,570	$30,535	$1,213,369
TP	$330,888	$(118,631)	$64,275	$(12,387)	$29,658	$(1,208)	$292,595
2022	$535,188	$(186,432)	$43,536	$(16,905)	$46,608	$(36,344)	$385,651
2021	$259,844	$-	$-	$28,618	$-	$28,339	$316,801

(4)
The following summarizes the valuation assumptions used for stock option awards included as part of CAP: (i) stock option fair value was calculated using the Black-Scholes option pricing model; (ii) expected life of each stock option is based on the expected life assumption that was in effect on the original grant date less the time that had elapsed since the grant date; (iii) strike price is based on each grant date closing price and asset price is based on each vest/fiscal year end closing price; (iv) risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/fiscal year end date; (v) historical volatility is based on daily price history for each expected life (years) prior to each vest/fiscal year end date; (vi) closing prices are adjusted for dividends and splits; and (vii) annual dividend yield on each vest/fiscal year end date is 0.00% as the Company has never paid a common stock dividend.
(5)
Reflects the cumulative TSR of the Company for the one-year period ended June 30, 2021, the two-year period ended June 30, 2022, the period from June 30, 2020 to the end of the TP on December 31, 2022, and the period from June 30, 2020 to the end of fiscal year 2023 on December 31, 2023, assuming a $100 investment at the closing price on June 30, 2020.

The following graphs illustrate the relationship during 2023, the TP, 2022, and 2021 of the CAP for our two PEOs noted above and the average CAP for our other NEOs as calculated pursuant to SEC rules to (i) our cumulative TSR and (ii) our net loss (each as set forth in the table above). Note that we do not utilize TSR or net loss in our executive compensation program; however, we do utilize several other performance measures to align executive compensation with the Company’s performance. See the “Compensation of Directors and Executive Officers” section of this Proxy Statement for a description of the compensation setting process for our executive officers, including a description of the performance-based cash bonus component of our compensation program, which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals.

CAP versus Total Shareholder Return
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
CAP
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Value of $100 Invested on 6/30/2020
2021
2022
TP
2023
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average NEO Compensation Actually Paid
Value of $100 invested in Perspective Therapeutics, Inc. on 6/30/2020

CAP versus Net Loss
CAP
Net Loss (in thousands)
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
$(30,000)
$(35,000)
$(40,000)
$(45,000)
$(50,000)
2021
2022
TP
2023
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Loss (in thousands)

Director Compensation

In February 2023, the Compensation Committee approved changes to the non-employee director compensation program to provide: (i) a $60,000 annual cash retainer; (ii) an additional annual cash retainer of $30,000 for service as Chairperson of the Board of Directors; and (iii) additional annual cash retainers for committee chairs equal to $15,000. Each non-employee director was granted 470,000 stock options for a term of 10 years from the date of grant, which vest monthly over 36 months from the date of grant. Additionally, each non-employee director was granted 230,000 stock options for a term of 10 years from the date of grant and the options vested 100% on the first anniversary of the grant date. Employee directors do not receive any compensation for their service on the Board.

2023 Director Compensation

The following table sets forth information concerning the compensation of the non-employee directors of the Company who served for all or a portion of the year ended December 31, 2023. Johan (Thijs) Spoor, our CEO and a director, did not receive any compensation for his service on the Board in 2023. Lori Woods, our former CEO, did not receive any compensation for her service as a member of our Board during 2023 prior to her cessation as an employee of the Company on February 3, 2023. Mr. Spoor and Ms. Woods’ compensation for services as employees and Ms. Woods’ compensation for services as Chairperson of our Board for fiscal year 2023 are presented in “Executive Officer Compensation – Summary Compensation Table” above.

	Fees earned
	or paid in	Option
	cash	awards	Total
Name	($)	($)(1)(2)	($)
Robert Froman Williamson, III	68,750	251,311	320,061
Frank Morich, M.D., Ph.D.	68,750	251,311	320,061
Heidi Henson	43,750	346,947	390,697
Alan Hoffman	5,493	-	5,493
Dr. Philip Vitale	5,493	-	5,493
Michael McCormick	25,000	209,758	276,311

1.
As of December 31, 2023, the aggregate number of shares of common stock subject to outstanding options held by (i) our current non-employee directors were 930,000 for each of Mr. Williamson and Ms. Henson and 2,037,471 for Dr. Morich, and (ii) our former non-employee directors were 415,000 for Mr. Hoffman, 415,000 for Dr. Vitale, and 441,112 for Mr. McCormick.
2.
The amounts reported in the "Option Awards" column represent the aggregate grant date fair value of stock options awarded during the year ended December 31, 2023, calculated in accordance with the provisions of FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the options reported in this column are set forth in Note 12, Share-Based Compensation, to our financial statements included in this Annual Report on Form 10-K. The amount reported reflects the accounting cost for the options and does not correspond to the actual economic value that may be received by the non-employee director upon the exercise of the options or any sale of the underlying shares of our common stock.

Risks Related to Compensation Policies and Practices

The Compensation Committee has considered whether our overall compensation program for employees in 2023 creates incentives for employees to take excessive or unreasonable risks that could materially harm our Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, our Incentive Compensation Recovery Policy and the uniformity of compensation practices across our Company, which the Compensation Committee regards as setting an appropriate level of risk taking for us. We also believe our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing us to a harmful long-term business transaction in exchange for short-term compensation benefits.

Recoupment Policy

In order to align further management’s interests with the interests of our stockholders and to support good corporate governance practices, the Board has adopted a recoupment policy. Subject to rules of the SEC and NYSE American, in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the federal securities laws, the Compensation Committee has the authority to determine the appropriate means of recovering from any of our current or former executive officers, as determined in accordance with such rules, who received performance-based compensation (including stock options awarded as compensation) during the period for which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The committee may also take any other actions authorized by our Incentive Compensation Recovery Policy.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics (together, the "Codes").

The Code of Ethics for Chief Executive Officer and Senior Financial Officers is available to the public on our website at http://www.perspectivetherapeutics.com/investors/governance-documents. Each of these Codes comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes will be promptly posted on our website at www.perspectivetherapeutics.com or in a Report on Form 8-K, as required by applicable laws. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Codes by posting such information on the website address and location specified above.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers and other employees (and each such individual’s family members who reside with them, anyone else who lives in their household and any family members who do not live in their household but whose transactions in our securities are directed by the insider or are subject to the insider’s influence or control) are prohibited from engaging the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities on an exchange or in any other organized market; (iii) engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan.

Securities Authorized for Issuance Under Equity Compensation Plans

On June 15, 2017, the Company's Stockholders approved the Company's 2017 Equity Incentive Plan (the “2017 Incentive Plan”). The 2017 Incentive Plan allows the Board of Directors to grant up to 4,000,000 shares of common stock to directors, officers, employees and consultants in a combination of equity incentive forms including incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs") or restricted shares of common stock.

On December 7, 2021, the Company's stockholders approved the Company's Amended and Restated 2020 Equity Incentive Plan (the “Amended 2020 Incentive Plan”), which amended and restated the Company's 2020 Equity Incentive Plan in its entirety. The Amended 2020 Incentive Plan increased the number of shares of common stock available for the grant of awards under the plan by 10,000,000, to a total of 16,000,000 available shares, removed the limit on the number of incentive stock options that can be granted under the plan, and authorized the granting of restricted stock units ("RSUs") under the plan.

On December 13, 2022, the Company's stockholders approved the Company's Amended and Restated 2020 Equity Incentive Plan (“Amended and Restated 2020 Incentive Plan”), which increased the number of shares of common stock available for grant of awards under the plan by 30,000,000, to a total of 46,000,000 available shares.

Under the Amended and Restated 2020 Incentive Plan, the Board of Directors may grant to directors, officers, employees and consultants various forms of equity, including ISOs, NQSOs, SARs and RSUs.

On October 6, 2023, the Company’s stockholders approved the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “Second Amended and Restated Plan”) which, among other things, (a) increased the aggregate number of shares of common stock authorized for issuance under the Second Amended and Restated Plan by 10,000,000 for a total of 56,000,000 shares of common stock, (b) implemented an “evergreen” provision, which contemplates that on the first day of each fiscal quarter, unless the Board of Directors of the Company (the “Board”) determines otherwise, the number of shares of common stock authorized for issuance under the Second Amended and Restated Plan will be adjusted to be (subject to adjustment in the event of stock splits and other similar events) the greater of 56,000,000 shares of common stock or 13% of the number of shares of common stock issued and outstanding on the last day of the immediately preceding fiscal quarter, and (c) extended the term of the Second Amended and Restated Plan such that it will be terminated, if not earlier terminated, on the 10-year anniversary of October 6, 2023. Subsequently, as of April 1, 2024, an additional 20,299,077 shares of common stock were added to the Second Amended and Restated Plan pursuant to the “evergreen” provision described in clause (b) of the preceding sentence.

Options granted under both plans have a 10-year maximum term, an exercise price equal to at least the fair market value of the Company’s common stock (based on the closing share price of the common stock on the NYSE American on the date of the grant), and with varying vesting periods as determined by the Board.

As of December 31, 2023, the following options had been granted under the Second Amended and Restated Plan, the 2017 Incentive Plan, and prior stock option plans that have now expired.

Plan Category	Number of securities to be issued on exercise of outstanding options, warrants, and rights (a)		Weighted- average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in columns (a) and (b))
Equity compensation plans approved by security holders	50,844,425	(1)	$0.32	5,709,265	(2)(3)
Equity compensation plans not approved by security holders	288,000	(4)	$1.45	-

Total	51,132,425		$0.33	5,709,265

1.
Consists of shares underlying stock options had been granted under our Second Amended and Restated 2020 Equity Incentive Plan, the 2017 Incentive Plan and under prior stock option plans that have now expired.
2.
Consists of 5,574,790 shares of common stock reserved for future issuance under our Second Amended and Restated 2020 Equity Incentive Plan, including the 10,000,000 additional shares approved by our stockholders on October 6, 2023, and 134,475 shares of common stock reserved for future issuance under our 2017 Incentive Plan.
3.
The Second Amended and Restated Plan contains an “evergreen” provision, which contemplates that on the first day of each fiscal quarter, unless the Board determines otherwise, the number of shares of common stock authorized for issuance under the Second Amended and Restated Plan will be adjusted to be (subject to adjustment in the event of stock splits and other similar events) the greater of 56,000,000 shares of common stock or 13% of the number of shares of common stock issued and outstanding on the last day of the immediately preceding fiscal quarter.
4.
Consists of 288,000 shares of common stock underlying stock options that had been granted under our 2005 Stock Option Plan and 2006 Director Stock Option Plan. Both of these plans are now expired. For a description of these plans, please see Note 10 to the consolidated financial statements included our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its stockholders. In addition, the Company’s general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and the Audit Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to the Audit Committee. The Audit Committee approved all of the below transactions.

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 and one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that we have entered into with our executive officers and directors.

Lantheus Agreements

As of April 2, 2024, Lantheus Alpha Therapy, LLC, a Delaware limited liability company and wholly owned subsidiary of Lantheus Holdings, Inc. (“Lantheus”) owned approximately 19.90% of our outstanding common shares and is a “related person” for purposes of the SEC rules. For clarity, Lantheus was not a related party at the time we entered into each of the Lantheus Investment Agreement, the Progenics APA and the Option Agreement (as such agreements are defined below); Lantheus became a related party upon consummation of the transactions contemplated by such agreements.

Investment Agreement

On January 8, 2024, the Company entered into an investment agreement (the “Lantheus Investment Agreement”) with Lantheus, pursuant to which the Company agreed to sell and issue to Lantheus in a private placement transaction (the “Lantheus Private Placement”) certain shares (the “Lantheus Shares”) of the Company’s common stock. The closing of the purchase and sale of the Lantheus Shares to Lantheus by the Company (the “Lantheus Closing”) were subject to Perspective raising at least $50.0 million of gross proceeds (excluding Lantheus’ investment) in a qualifying third-party financing transaction, which occurred on January 22, 2024. The number of Lantheus Shares sold was 56,342,355, representing 19.99% of the outstanding shares of common stock as of January 8, 2024. The Lantheus Shares were sold at a price of $0.37 per share, for gross proceeds to the Company of approximately $20.8 million. Pursuant to the Lantheus Investment Agreement, the Company agreed to cooperate in good faith to negotiate and enter into a registration rights agreement with Lantheus, obligating the Company to file a registration statement on Form S-3 with the U.S. Securities and Exchange Commission to register for resale the Lantheus Shares issued at the Lantheus Closing (the “Registration Statement”). The Company filed the Registration Statement on March 29, 2024. The Lantheus Investment Agreement also contains agreements of Perspective and Lantheus whereby Lantheus is provided certain board observer and information rights of Perspective, as well as standstill provisions prohibiting Lantheus from taking certain actions for a specified period of time, subject to certain exceptions.

The Lantheus Investment Agreement also provides Lantheus with certain pro rata participation rights to maintain its ownership position in the Company in the event that the Company makes any public or non-public offering of any equity or voting interests in the Company or any securities that are convertible or exchangeable into (or exercisable for) equity or voting interests in the Company, subject to certain exceptions.

Pursuant to the Lantheus Investment Agreement, the Company is required to notify Lantheus within 10 business days of the end of a fiscal quarter in which the Company issued shares of its common stock pursuant to that certain At Market Issuance Sales Agreement among the Company, Oppenheimer & Co. Inc., B. Riley Securities, Inc., and JonesTrading Institutional Services LLC dated November 17, 2023 (the “ATM Agreement”), of (i) the number of shares of the Company’s common stock issued during such fiscal quarter pursuant to the ATM Agreement and (ii) the average price per share received by the Company before commissions (the “ATM Average Price”). Upon receipt of such notice, Lantheus may elect, at its option, to purchase all or a portion of its Pro Rata Portion (as defined in the Lantheus Investment Agreement) of such shares at an aggregate price equal to the number of shares purchased multiplied by the ATM Average Price for such quarter (the “ATM Participation Right”). Pursuant to the Lantheus Investment Agreement, Lantheus may not exercise the ATM Participation Right more than two times per calendar year.

Asset Purchase Agreement

On January 8, 2024, the Company entered into an Asset Purchase Agreement (the “Progenics APA”) with Progenics Pharmaceuticals, Inc., a Delaware corporation (“Progenics”) and affiliate of Lantheus, pursuant to which the Company will acquire certain assets and the associated lease of Progenics’ radiopharmaceutical manufacturing facility in Somerset, New Jersey for a purchase price of $8.0 million in cash. The closing of the transactions pursuant to the Progenics APA was subject to customary closing conditions, including regulatory approval. The transactions contemplated by the Progenics' APA closed on March 1, 2024.

Option Agreement

On January 8, 2024, the Company entered into that certain Option Agreement (the “Option Agreement” and together with the Lantheus Investment Agreement and the Progenics APA, the “Agreements”) with Lantheus whereby Lantheus was granted an exclusive option to negotiate an exclusive, worldwide, royalty- and milestone-bearing right and license to [212Pb]VMT-α-NET, the Company’s clinical-stage alpha therapy developed for the treatment of neuroendocrine tumors and a right to co-fund the Investigational New Drug ("IND") application, enabling studies for early-stage therapeutic candidates targeting prostate-specific membrane antigen and gastrin-releasing peptide receptor and, prior to IND filing, a right to negotiate for an exclusive license to such candidates. In consideration of the rights granted by the Company to Lantheus pursuant to the Option Agreement, Lantheus will pay to the Company a one-time payment of $28.0 million, subject to certain withholding provisions related to the closing contemplated by the Progenics APA.

Under the terms of the Option Agreement, Lantheus also has a right of first offer and last look protections for any third-party merger and acquisition transactions involving the Company for a 12-month period beginning on January 8, 2024.

March 2024 Private Placement

In addition, Lantheus participated the Company’s private placement in March 2024 (the “March 2024 Private Placement”). In the March 2024 Private Placement, Lantheus purchased 60,431,039 shares of the Company’s common stock for an aggregate purchase price of $57.4 million.

SphereRx

During the year ended June 30, 2022, the Company engaged with SphereRx, LLC, owned by Lori Woods, the Company’s Chairperson and board member, to assist in making payments to suppliers in Russia as the Company’s bank had an internal policy that it could not send wires to Russia due to the ongoing Russia-Ukrainian conflict. There were four payments totaling $2,389,787. The Company reimbursed SphereRx, LLC for wire fees. There was no other consideration or compensation related to these payments. No other payments have been made to SphereRx, LLC since the year ended June 30, 2022 and the Company does not anticipate making any future payments through SphereRx, LLC.

Director Independence

As discussed elsewhere in this Proxy Statement, using the NYSE American listing standards, the Company’s Board has determined that Heidi Henson, Frank Morich, M.D., Ph.D. and Robert Froman Williamson, III each meet the NYSE American listing standards for independence both as a director and as a member of the Audit Committee. The Board has affirmatively determined that each of the members of the Compensation Committee, except for Ms. Woods, is “independent” as independence is defined in Section 805(c) of the NYSE American listing standards and Rule 10C-1 under the Exchange Act. Even though Ms. Woods is not independent due to her service in the capacity of CEO until her resignation on February 3, 2023, the Board has determined she is able to comply with Section 805(b) of the NYSE American listing standards, which establishes criteria permitting her to serve as a non-independent director on the Compensation Committee. No other directors are independent under these standards.

None of our existing directors were disqualified from independent status under the objective standards of the NYSE American other than Mr. Spoor, who did not qualify as he is an employee director and Ms. Woods, who did not qualify as she was an employee of the Company within the last three years. In reviewing the subjective criteria of “any relationship that would interfere with the exercise of independent judgment” in carrying out the responsibilities of a director, the Board determined that all directors, other than Mr. Spoor and Ms. Woods, met this criterion well.

The Company did not consider any other relationship or transaction between itself and these independent directors not already disclosed in this Report in making these independence determination.

Director and Officer Indemnification

Our Certificate of Incorporation provides to our directors and officers indemnification to the fullest extent provided by Delaware law, and provides that, to the fullest extent permitted by Delaware law, such directors will not be personally liable for monetary damages to us or our stockholders for breach of his or her fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith, or which involve intentional misconduct, or a knowing violation of the law, (iii) illegal distributions to stockholders or unlawful stock repurchases, or (iv) for any transaction from which the director derived an improper personal benefit.

In addition, we have entered into indemnification agreements with each of our directors and executive officers, pursuant to which we have agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. We also maintain an insurance policy under which our directors and officers are insured against certain liabilities which might arise out of their relationship with us as directors and officers.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this Proxy Statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Stockholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Mark Austin, Corporate Secretary

Perspective Therapeutics, Inc.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. We screen mail addressed to the Board, its committees, or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to the Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication, inform the stockholder concerning the distribution of that communication, and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the stockholder of any action taken by the Board in reference to the stockholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meetings of stockholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Stockholders are encouraged to interact with the directors at that time. Our Chairperson attended the most recent Annual Meeting of the Company’s stockholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy, and any additional solicitation material that the Company may provide to stockholders. Proxies will be primarily solicited by mail.

Some of our directors, officers, and other employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

The Company will also request brokers, banks and other nominees to forward solicitation materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Mark Austin, will serve as the inspector of elections for the Annual Meeting.

Stockholder Proposals and Director Nominations

In accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”), if a stockholder wishes to present a proposal for inclusion in the Company’s proxy materials for the 2024 Annual Meeting of Stockholders, the Company’s Corporate Secretary must receive written notice of such proposal at the Company’s executive offices at 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121 no later than the close of business on April [*], 2025, the date that is 120 days prior to the first anniversary of the date this Proxy Statement was first released to stockholders, in order to be considered timely under SEC rules. However, in accordance with Rule 14a-8, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary date of the 2024 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials for the 2025 Annual Meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

In accordance with the advance notice procedures set forth in the Company’s bylaws, if a stockholder wishes to bring business before the 2025 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director at the 2025 Annual Meeting, such proposal must be delivered to the Company’s Secretary at the Company’s principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at the 2025 Annual Meeting, the Company must receive such a proposal not earlier than the close of business on January 31, 2025, and not later than the close of business on March 3, 2025, in order to be considered timely. However, if the date of the 2025 Annual Meeting is a date that is more than 30 days before or more than 60 days after the anniversary date of the 2024 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting or, if the first public announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company. A public announcement includes disclosure in (i) a document filed by the Company with the SEC, (ii) a mailed notice of the Fiscal Annual Meeting, and (iii) a press release reported by a national news service. Any such proposal must contain the information specified in, and otherwise comply with, the Company’s bylaws. Any such proposal must be delivered to: Perspective Therapeutics, Inc., Attn: Secretary, 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121.

In addition to satisfying the procedures set forth in the Company’s bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees at the Company’s 2024 Annual Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 1, 2025, which is 60 calendar days prior to the anniversary of the 2024 Annual Meeting. However, if the date of the 2025 Annual Meeting has changed by more than 30 days from the first anniversary date of the 2024 Annual Meeting, then notice must be provided by the later of (i) 60 days prior to the date of the 2025 Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2025 Meeting is first made by the Company.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

•
If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 150 Royall Street, Suite 101, Canton, MA 02021 (Attn: Perspective Therapeutics, Inc. Representative) or calling (800) 962-4284.
•
If a broker, bank or other nominee holds your shares, please contact your broker, bank or other nominee directly.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

[*]

Mark Austin, Secretary

ANNEX A

Certificate of Amendment TO THE
Amended and Restated Certificate of Incorporation
of
PERSPECTIVE THERAPEUTICS, Inc.

Perspective Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Perspective Therapeutics, Inc.

SECOND: Section 4(a) of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) is hereby amended by adding the following paragraph immediately after Section 4(a):

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, each ten (10) shares of Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or Preferred Stock. No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on the NYSE American at the close of business on the date of the Effective Time. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

THIRD: This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That except as amended hereby, the provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall become effective as of [•] [a.m./p.m.], Eastern Time on [•], 202[•].

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this ____ day of ___________, 202_.

PERSPECTIVE THERAPEUTICS, INC.

By:
Name:
Title:

ANNEX B

perspective therapeutics, INC.
THIRD AMENDED AND RESTATED
2020 EQUITY INCENTIVE PLAN
(EFFECTIVE [______], 2024)

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Perspective Therapeutics, Inc. Third Amended and Restated 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Perspective Therapeutics, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Restricted Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company by virtue of being part of a parent-subsidiary group in which each entity owns at least fifty percent (50%) of the equity interests in the other entity.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right or a Restricted Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:

(a)
If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or
(b)
If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)
malfeasance in office;
(b)
gross misconduct or neglect;
(c)
false or fraudulent misrepresentation inducing the director’s appointment;
(d)
willful conversion of corporate funds; or
(e)
repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee or disinterested Board members, as applicable, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)
One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;
(b)
One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;
(c)
A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by majority of the Board before the date of appointment or election; or
(d)
One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Perspective Therapeutics, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2(b)(ii) hereof.

“Director” means a member of the Board or a member of the Board of Directors of any Affiliate of the Company.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean October 6, 2023, which is the date as of which this Plan was approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders.

“Employee” means any person (including those who serve as an Officer or Director but are also employed by the Company) employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Company deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee in accordance with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Perspective Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, as further amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, but in no event shall the modification be less than the Fair Market Value on the date of the modification, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. Notwithstanding the foregoing, the Board, and not the Committee, shall administer the Plan with respect to all Awards to any Director who is not also an Employee.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 125,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. In addition, on the first day of each fiscal year beginning after the date of the Company’s 2024 annual meeting of stockholders, the number of shares of Common Stock available for the grant of Awards under the Plan shall be automatically increased in an amount equal to 5% of the number of shares of Common Stock issued and outstanding on the last day of the immediately preceding fiscal year (subject to adjustment in accordance with Section 11); provided, however, that the Board may act prior to the first day of a given fiscal year to provide that there will be no increase in the share limit for such year or provide that the increase for such year will be a lesser number of shares of Common Stock. Notwithstanding the foregoing, subject to adjustment in accordance with Section 11, no more than 125,000,000 shares shall be available for the grant of Incentive Stock Options under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.4 Any shares of Common Stock issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired company shall not reduce the shares of Common Stock available for Awards under the Plan to the extent that the rules and regulations of any stock exchange or other trading market on which the shares of Common Stock are listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).

(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units

(iii) shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iv) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.2 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.3 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; or (d) by such other method as may be set forth in the Award Agreement.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock subject to Incentive Stock Options stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement or in a Participant’s employment or service agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units. To the extent practicable, any actions taken by the Committee under the immediately preceding sentence shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14 Expenses. The costs of administering the Plan shall be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan became effective in 2020 and was amended with the approval of the Company’s stockholders in December 2021, December 2022, October 2023 and May 2024. The Plan shall continue in effect from the Effective Date.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

SCAN TO VIEW MATERIALS & VOTE • PERSPECTIVE THERAPEUTICS, INC. 2401 ELLIOTT AVENUE, SUITE 320 SEATTLE, WA 98121 VOTE BY INTERNET -www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 30, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 30, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V45011-P12059 PERSPECTIVE THERAPEUTICS, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write theThe Board of Directors of the Company recommends you number(s) of the nominee(s) on the line below. vote “FOR ALL” of the nominees for Proposal 1: !!! 1. To consider and vote on a proposal to elect five directors named in the Proxy Statement, each to hold office until the Company’s 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified: Nominees: 01) Lori A. Woods 02) Heidi Henson 03) Robert Froman Williamson, III 04) Frank Morich, M.D., Ph.D. 05) Johan (Thijs) Spoor The Board of Directors of the Company recommends you vote “FOR” Proposals 2, 3, and 4: For Against Abstain 2. To consider and vote on a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse !!! stock split of the Company’s outstanding shares of common stock at a ratio of 1:10 (the “Reverse Stock Split”), with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion (the “Reverse Stock Split Proposal”). 3. To consider and vote on a proposal to ratify the appointment of With um Smith+Brown, PC as the independent registered public accounting firm of the !!! Company for the fiscal year ending December 31, 2024. 4. To consider and vote on a proposal to approve the Company’s Third Amended and Restated 2020 Equity Incentive Plan. !!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V45012-P12059 REVOCABLE PROXY PERSPECTIVE THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS The undersigned hereby appoints Johan (Thijs) Spoor and Jonathan Hunt, and each of them or either of them, proxies, with full power of substitution and revocation, to act for and in the name of the undersigned to vote all shares of common stock of Perspective Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of the Company, to be held at 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121, on Friday, May 31, 2024, at 9:00 a.m., Pacific Time, and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR ALL" the election of all nominees for director listed on the reverse side of this proxy card, and "FOR" proposals 2, 3, and 4. The undersigned hereby authorizes the proxies to vote their shares of common stock in their discretion if any other business is properly presented at the 2024 Annual Meeting of Stockholders of the Company or any adjournments or postponements thereof. At the present time, the Board of Director knows of no other business to be presented at the Annual Meeting. The undersigned may revoke this proxy card at any time prior to its use by (1) providing a written notice of revocation to Mark Austin, Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, WA 98121, (2) by granting a new proxy bearing a later date or (3) by voting in person at the 2024 Annual Meeting of Stockholders of the Company. Continued and to be signed on reverse side